    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 1999

                                1933 ACT FILE NO.
                                1940 ACT FILE NO.
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-2
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933          [X]
                        PRE-EFFECTIVE AMENDMENT NO.              [ ]
                        POST-EFFECTIVE AMENDMENT NO.             [ ]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940           [X]
                               AMENDMENT NO.                     [ ]
                       (CHECK APPROPRIATE BOX OR BOXES)
             EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
             ----------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
              --------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 482-8260
      ------------------------------------------------------------------
                                ALAN R. DYNNER
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box):

[X]  when declared effective pursuant to section 8(c)

                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
---------------------------------------------------------------------------------------------------------
                                         AMOUNT       PROPOSED MAXIMUM  PROPOSED MAXIMUM    AMOUNT OF
        TITLE OF SECURITIES               BEING        OFFERING PRICE      AGGREGATE       REGISTRATION
          BEING REGISTERED             REGISTERED         PER UNIT       OFFERING PRICE        FEE
---------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest   20,000,000         $10.00         $200,000,000      $55,600.00
---------------------------------------------------------------------------------------------------------

    The Registrant hereby amends this Registration Statement on such date or dates an may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

    Senior Debt Portfolio has also executed this Registration Statement.
--------------------------------------------------------------------------------

             EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                            CROSS REFERENCE SHEET
                          ITEMS REQUIRED BY FORM N-2

PART A
ITEM NO.         ITEM CAPTION                         PROSPECTUS CAPTION
--------         ------------                         ------------------
 1. ...........  Outside Front Cover             Cover Page
 2. ...........  Inside Front and Outside Back   Cover Pages
                   Cover Page
 3. ...........  Fee Table and Synopsis          Shareholder and Fund Expenses
 4. ...........  Financial Highlights            Not Applicable
 5. ...........  Plan of Distribution            Purchasing Shares;
                                                   Shareholder Account Features
 6. ...........  Selling Shareholders            Not Applicable
 7. ...........  Use of Proceeds                 Purchasing Shares; Investment
                                                 Policies and Risks
 8. ...........  General Description of the      Organization of the Fund;
                   Registrant                    Investment Policies and Risks
 9. ...........  Management                      Management of the Fund;
                                                   Organization of the Fund
10. ...........  Capital Stock, Long-Term Debt,  Organization of the Fund;
                   and Other Securities            Distributions and Taxes;
                                                   Shareholder Account Features
11. ...........  Defaults and Arrears on         Not Applicable
                   Senior Securities
12. ...........  Legal Proceedings               Not Applicable
13. ...........  Table of Contents of the        Table of Contents of the
                   Statement of Additional         Statement of Additional
                   Information                     Information

PART B                                                   STATEMENT OF
ITEM NO.         ITEM CAPTION                    ADDITIONAL INFORMATION CAPTION
--------         ------------                    ------------------------------
14. ...........  Cover Page                      Cover Page
15. ...........  Table of Contents               Table of Contents
16. ...........  General Information and         Management and Organization
                   History
17. ...........  Investment Objective and        Investment Policies and
                   Policies                        Risks; Investment
                                                   Restrictions; Management
                                                   and Organization
18. ...........  Management                      Investment Advisory and
                                                   Administrative Services
19. ...........  Control Persons and Principal   Control Persons and Principal
                   Holders of Securities           Holders of Shares
20. ...........  Investment Advisory and Other   Investment Advisory and
                   Services                        Administrative Services
21. ...........  Brokerage Allocation and        Portfolio Trading
                   Other Practices
22. ...........  Tax Status                      Taxes
23. ...........  Financial Statements            Financial Statements

[logo]        Investing
EATON VANCE   for the
-----------   21st
              Century(R)     Eaton Vance Institutional
                             Senior Floating-Rate Fund

THE INVESTMENT OBJECTIVE OF EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND (THE "FUND") IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL, BY INVESTING IN A PORTFOLIO PRIMARILY OF SENIOR SECURED FLOATING RATE LOANS ("SENIOR LOANS"). THE FUND IS A CONTINUOUSLY OFFERED, CLOSED-END, NON-DIVERSIFIED INVESTMENT COMPANY. SENIOR LOANS ARE TYPICALLY OF BELOW INVESTMENT GRADE QUALITY AND MAY HAVE BELOW INVESTMENT GRADE RATINGS, WHICH RATINGS ARE ASSOCIATED WITH SECURITIES HAVING SPECULATIVE CHARACTERISTICS. NEVERTHELESS, BECAUSE OF THE PROTECTIVE FEATURES OF SENIOR LOANS (BEING SENIOR IN A BORROWER'S CAPITAL STRUCTURE AND SECURED BY SPECIFIC COLLATERAL), THE INVESTMENT ADVISER BELIEVES, BASED ON ITS EXPERIENCE, THAT THESE RATINGS DO NOT NECESSARILY REFLECT THE TRUE RISK OF LOSS OF PRINCIPAL OR INTEREST.

Eaton Vance was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done so continuously since 1989. Senior Loan assets under management by Eaton Vance exceed $7 billion.

NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THEM. Fund shares are not readily marketable. To provide investor liquidity, the Fund ordinarily will make each JANUARY, APRIL, JULY and OCTOBER an offer to repurchase between 5% and 25% of the Fund's outstanding shares at net asset value. See "Repurchase Offers" at page 12.

                        (continued on the following page)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INFORMATION IN THIS PROSPECTUS
                                Page                                     Page
-------------------------------------------------------------------------------
Shareholder and Fund Expenses      3  Valuing Shares                       11
Performance Information            3  Purchasing Shares                    11
Investment Objective               4  Repurchase Offers                    12
Investment Policies and Risks      4  Shareholder Account Features         13
Organization of the Fund           9  Distributions and Taxes              13
Management of the Fund            10
-------------------------------------------------------------------------------

                         Prospectus dated May 3, 1999

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
           AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

(continued from cover page)

Public Offering Information:                          Per Share(1)    Total
--------------------------------------------------------------------------------
Public Offering Price                                   $10.00    $200,000,000
Sales Loads                                              None         None
Proceeds to the Fund                                    $10.00    $200,000,000
----------
(1) The shares are offered on a best efforts basis at a price equal to their net asset value, which initially is $10.00 per Share.
--------------------------------------------------------------------------------

A Statement of Additional Information dated May 3, 1999 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears immediately below. The Statement of Additional Information is also available without charge from the Fund, 255 State Street, Boston, MA 02109 (telephone (800) 225-6265) (web site: www.eatonvance.com). The Statement of Additional Information is also available along with other Fund-related materials at the SEC's internet web set (http://www.sec.gov).

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                       Page                                                     Page
----------------------------------------------------------------------------------------------------------------------
Investment Policies and Risks                             2  Shareholder Account Information                      10
Investment Restrictions                                   4  Portfolio Trading                                    11
Management and Organization                               5  Taxes                                                12
Control Persons and Principal Holders of Shares           9  Performance                                          13
Investment Advisory and Administrative Services           9  Financial Statements                                 14
Other Service Providers                                  10  Appendix A: Corporate Bond Ratings                  a-1
----------------------------------------------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

SHAREHOLDER AND FUND EXPENSES

FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (as a percentage of offering price)         None
Dividend Reinvestment Fees                                       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------
Investment Advisory Fee                                         0.43%
Interest Payments on Borrowed Funds                             0.01%
Other Expenses (including administration fees of .10%)          0.31%*
Total Annual Fund Operating Expenses                            0.75%*

*Other Expenses is estimated. Eaton Vance will reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeds 0.75% of average daily net assets.

NOTES: The Fund invests exclusively in Senior Debt Portfolio (the "Portfolio"). See "Organization of the Fund and the Portfolio". The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its anticipated expenses for the current fiscal year because the Fund has only recently been organized, and is derived in part from actual operations of the Portfolio.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year                                  3 Years
-------------------------------------------------------------------------------
              $8                                      $24

PERFORMANCE INFORMATION
The following bar chart provides the investment performance of another investment company that invests in the Portfolio (which has higher expenses than the Fund). Although past performance is no guarantee of future results, this information demonstrates the risk that the value of your investment will change. The following returns are for each calendar year through December 31, 1998.

                             Annual Total Returns
   3.6%    9.6%    7.8%    6.2%    5.3%    6.1%   8.1%   6.8%   7.0%   6.9%

   1989    1990    1991    1992    1993    1994   1995   1996   1997   1998

The highest quarterly total return was 3.0% for the quarter ended December 31, 1989. and its lowest quarterly return was 0.6% for the quarter ended September 30, 1989. The year-to-date total return through the end of the most recent calendar quarter (December 31, 1998 to March 31, 1999) was ___%.

INVESTMENT OBJECTIVE
Eaton Vance Institutional Senior Floating-Rate Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans ("Senior Loans"). The Fund currently seeks to achieve its objective by investing its assets in the Senior Debt Portfolio (the "Portfolio"), a separate closed-end, non-diversified investment company with the same investment objective as the Fund. There is no assurance that the Fund's objective will be achieved. An investment in shares of the Fund is not a complete investment program.

Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral (discussed below) and will have a claim on the assets of the Borrower that is senior to that of subordinated debt, preferred stock and common stock of the Borrower. Investment in floating rate instruments is expected to minimize changes in the underlying principal value of Senior Loans, and therefore the Fund's net asset value, resulting from changes in market interest rates. Nevertheless, the Fund's net asset value and distribution rate will vary, and may be affected by several factors, including changes in the credit quality of the Borrowers underlying Senior Loans. Some Borrowers default on their Senior Loan payments. The Portfolio attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers.

The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser" or "BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), and Eaton Vance is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 255 State Street, Boston, MA 02109.

INVESTMENT POLICIES AND RISKS

GENERAL COMPOSITION OF THE PORTFOLIO
In normal market conditions, at least 80% of the Portfolio's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). Up to 20% of the Portfolio's total assets may be held in cash, invested in investment grade short-term debt obligations, and invested in loan interests that are not fully secured ("Unsecured Loans"). If BMR determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may invest up to 100% of its assets in cash and high quality, short-term debt securities.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (discussed below).
Senior Loans are secured by specific collateral.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Portfolio will not invest in a Senior Loan unless, at the time of investment, BMR determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Senior Loans generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Senior Loans held by the Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of BMR over the last decade, because of prepayments the average life of Senior Loans has been two to three years. As of April , 1999, the Portfolio had a dollar weighted average period to adjustment of approximately days.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Fund and the Portfolio have adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed unless authorized by a shareholder and an interestholder vote, respectively. Except for such restrictions, the investment objective and policies of the Fund and the Portfolio may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of Fund shareholders.

CERTAIN CHARACTERISTICS OF SENIOR LOANS
A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

The Portfolio may purchase "Assignments" from Lenders. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Portfolio also may invest without limit in "Participations". Participations by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Portfolio will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Portfolio and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by BMR to be of comparable quality. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by BMR to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligations, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A to the Statement of Additional Information.

OTHER INVESTMENTS
As stated above, up to 20% of the Portfolio's total assets may be held in cash, invested in short-term debt obligations, and invested in interests in Unsecured Loans. The Portfolio will invest in only those Unsecured Loans that have been determined by BMR to have a credit quality at least equal to that of the collateralized Senior Loans in which the Portfolio primarily invests. Should the Borrower of an Unsecured Loan default on its obligation there will be no specific collateral on which the Portfolio can foreclose, although the Borrower will typically have asset value believed by BMR at the time of purchase of the Unsecured Loans to exceed the amount of the loan. The short-term debt obligations in which the Portfolio may invest include, but are not limited to, interests in senior Unsecured Loans with a remaining maturity of one year or less ("Short-Term Loans"), certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities and investments in Senior Loans. All of such other debt instruments will be investment grade. Downgraded securities may be retained by the Portfolio.

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BMR, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

BORROWINGS AND LEVERAGE
The Portfolio may from time to time (i) borrow money on a secured or unsecured basis at variable or fixed rates, and (ii) issue indebtedness such as commercial paper, bonds, debentures, notes or similar obligations or instruments. BMR expects that the Portfolio will do so to remain fully invested after accounting for anticipated cash infusions from the prepayment of Senior Loans and the sale of Fund shares, and cash outflows from the fulfillment of settlement obligations (including the funding of revolving Senior Loans) and the repurchase of Fund shares. The Portfolio may also borrow and issue debt for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a leveraging strategy depends on BMR's ability to predict correctly interest rates and market movements. Historically, the Portfolio has not used leverage for investment purposes. There is no assurance that a leveraging strategy will be successful.

As prescribed by the 1940 Act, the Portfolio will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends and repurchasing shares. The Portfolio's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Portfolio may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of debt involves offering expenses and other costs and may limit the Portfolio's freedom to pay dividends or to engage in other activities. Any such borrowing or debt issuance is a speculative technique in that it will increase the Portfolio's exposure to capital risk. The Portfolio may also borrow for temporary, extraordinary or emergency purposes.

ADDITIONAL RISK CONSIDERATIONS
The Fund is subject to numerous investment risks. The Fund is not a money market fund and its net asset value will fluctuate, reflecting any fluctuations in the Portfolio's net asset value.

CREDIT RISK. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Although, with respect to Senior Loans, the Portfolio generally will invest only in Senior Loans that BMR believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, in certain circumstances, invalidating such Senior Loans.

Senior Loans in which the Portfolio will invest often are not rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BMR will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. More recently, such Rating Agencies have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. The Portfolio will invest in such Senior Loans. Debt securities which are unsecured and rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), BMR believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, BMR believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, BMR generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. As a result, the Portfolio is more dependent on BMR's credit analysis abilities than a fund that invests in other types of debt securities.

Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("high quality securities"), which react primarily to movements in the general level of interest rates. Senior Loans issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, pose a higher risk of default or bankruptcy of the issuer than other higher quality debt securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Portfolio will have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn.

INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value.

FOREIGN SECURITIES. Although the Portfolio will only invest in U.S. dollar-denominated income securities, the Portfolio may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. The Portfolio will not invest more than 35% of its net assets in foreign Senior Loans, and has no current intention to invest more than 10%.

LIQUIDITY RISK. Senior Loans, at present, are generally not readily marketable and are subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Portfolio will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Portfolio's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Portfolio has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Portfolio's assets invested in Senior Loan interests may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund conducts repurchase offers for its shares, and may result in borrowings to meet short-term cash requirements. The Trustees of the Fund will consider the liquidity of the Portfolio's investments in determining the amount of quarterly repurchase offers.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Portfolio may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Portfolio.

NON-DIVERSIFICATION. The Fund and the Portfolio have each registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act") so that, subject to its investment restrictions and in connection with federal income tax rules, with respect to 50% of its total assets, the Portfolio will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender, although it has no current intention to do so. The Portfolio will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Portfolio may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Portfolio and the Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

SPECIAL INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices to seek to enhance income or reduce investment risk, but has no current intention to do so.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices or other indices, other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that BMR's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average time to interest rate reset of the Portfolio. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interests, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. BMR has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If BMR is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would be less favorable than what it would have been if this investment technique were never used.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers of other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by BMR to be of good standing and when, in the judgement of the Portfolio's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders or other fees, justifies the attendant risk. The financial condition of the borrower will be monitored by BMR on an ongoing basis. The value of the securities loaned will not exceed 30% of the Portfolio's total assets.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, BMR must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss.

ORGANIZATION OF THE FUND
The Fund is organized as a business trust established under Massachusetts law pursuant to a Declaration of Trust dated February 22, 1999, as amended, and is registered under the 1940 Act. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund currently has one class of shares of beneficial interest which may be issued in an unlimited number by the Trustees. Each share represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, the shares are fully paid and nonassessable by the Fund and may be repurchased only as described under "Repurchase Offers". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect or remove Trustees and consider certain other matters. Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"), except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated
(i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient. If not so terminated, the Fund may continue indefinitely.

ANTI-TAKEOVER PROVISIONS. The Fund presently has certain anti-takeover provisions in its Declaration of Trust which are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. As indicated above, a two-thirds vote is required for certain transactions. The affirmative vote or consent of the holders of two-thirds of the shares of the Fund (a greater vote than that required by the 1940 Act and, in some cases, greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except that if the Trustees recommend such conversion, the approval by vote of the holders of a majority of the outstanding shares will be sufficient) and the affirmative vote or consent of the holders of three-quarters of the shares of the Fund is required to authorize any of the following transactions (the "Transactions"): (i) merger or consolidation of the Fund with or into any corporation; (ii) issuance of any securities of the Fund to any person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 or assets sold in the ordinary course of business); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. However, such vote or consent will not be required with respect to the Transactions if the Board of Trustees under certain conditions approves the Transaction. Further, the provisions of the Fund's Declaration of Trust relating to conversion of the Fund to an open-end investment company, the Transactions, the merger or consolidation with or sale of the Fund's assets, and the liquidation and distribution of the Fund's assets may not be amended without the affirmative vote or consent of two-thirds of the outstanding shares of the Fund. Reference is made to the Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.

The foregoing provisions will make more difficult the conversion of the Fund to an open-end investment company and the consummation of the Transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices, in the event that a secondary market for the Fund shares does develop, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

MASTER-FEEDER STRUCTURE. The Trustees of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of the Portfolio, and may afford the potential for economies of scale for the Fund. The other investors in the Portfolio will affect its liquidity, and, therefore, could reduce the amount of the Fund's repurchase offers.

MANAGEMENT OF THE FUND
The Portfolio engages BMR, a wholly-owned subsidiary of Eaton Vance, to manage the investments of the Portfolio and provide related office facilities, administrative services and personnel. In return, the Portfolio has agreed to pay BMR a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio.

The Trustees of the Portfolio have voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year or portion thereof after the Fund begins to invest its assets in the Portfolio will not exceed on an annual basis: (a) 0.50% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.45% of average daily gross assets in excess of $1 billion up to and including $2 billion; (c) 0.40% of average daily gross assets in excess of $2 billion up to and including $7 billion; (d) 0.3875% of average daily gross assets in excess of $7 billion up to and including $10 billion; and (e) 0.375% of average daily gross assets in excess of $10 billion. The Portfolio paid BMR advisory fees equivalent to 0.88% of the Portfolio's average daily gross assets for the fiscal year ended December 31, 1998, when a different waiver schedule was in effect. The waiver will be eliminated or reduced in the event that the distribution fee of certain funds investing in the Portfolio is eliminated or reduced. If the advisory fees increase as a result, Eaton Vance will waive its administration fee and absorb certain other direct expenses of the Fund provided, however, the Fund continues to qualify as a regulated investment company for federal income tax purposes. Such actions by Eaton Vance may not be sufficient to prevent an increase in the overall operating expenses borne by the Fund. Shareholders will be notified of a material change in the waiver amount.

Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $34 billion, of which approximately $32 billion is in investment companies, including over $7 billion in the Portfolio and an investment company that invests primarily in Senior Loans. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The principal underwriter is a wholly-owned subsidiary of Eaton Vance.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, have acted as co-portfolio managers of the Portfolio since August 1, 1996. Messrs. Page and Swaffield have been employees of Eaton Vance for more than 5 years.

The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

Eaton Vance serves as administrator, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. The Trustees of the Fund have initially implemented the Administration Agreement by authorizing the Fund to pay Eaton Vance a monthly fee in the amount of 1/120 of 1% (equivalent to 0.10% annually) of the average daily gross assets of the Portfolio attributable to the Fund. There is no intention to increase such fees in the current fiscal year.

Like most investment companies, the Fund and the Portfolio rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Administrator is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and Portfolio that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, the Portfolio or shareholders.

VALUING SHARES
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by the Fund's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Trustees of the Fund. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by determining the value of the Portfolio's total assets (the Senior Loans and securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon).

Because Senior Loans are not actively traded in a public market, BMR, following procedures established by the Portfolio's Trustees, will value the Senior Loans held by the Portfolio at fair value. In valuing a Senior Loan, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations (if considered reliable) for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

PURCHASING SHARES
No commissions or fees are charged on Fund purchases or repurchases. The Fund provides shareholders ease of investment by allowing same day wire purchases.

You may purchase Fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. Your initial investment must be at least $1,000,000. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. The Account Application form which accompanies this Prospectus must be promptly forwarded to the transfer agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

Boston Safe Deposit & Trust Co.
ABA #011001234
Account #
Further Credit Eaton Vance Institutional Senior Floating-Rate Fund -- Fund #432 A/C # [Insert your account number -- see below]

The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

The Portfolio intends to limit its investments to those which are eligible for purchase by national banks for their own portfolios. The conditions and restrictions governing the purchase of Fund shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular 220. Subject to such conditions and restrictions, national banks may acquire Fund shares for their own investment portfolio.

REPURCHASE OFFERS

As a matter of fundamental policy which cannot be changed without shareholder approval, the Fund is required in the months of JANUARY, APRIL, JULY and OCTOBER to offer to repurchase at least 5% and up to 25% of its shares. Under normal market conditions, the Trustees expect to authorize a 25% offer. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) The repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after such deadline. During the period the offer to repurchase is open shareholders may obtain the current net asset value by calling 1-800-225-6265, option 2 (fund #432).

At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase. THE REPURCHASE REQUEST DEADLINE WILL BE STRICTLY OBSERVED. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate shares until a subsequent repurchase offer.

If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated, to increase the number of shares to be repurchased by 2% of the Fund shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Thus, shareholders may be unable to liquidate all or a given percentage of their shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Portfolio through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Portfolio to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Portfolio. The Portfolio may borrow to meet repurchase obligations which entails certain risks and costs. See "Borrowings and Leverage". The Portfolio may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the Exchange or any market in which the securities owned by the Portfolio are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Portfolio or Fund fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If the Fund determines that it may be treated as a personal holding company for federal income tax purposes at any time, it may involuntarily liquidate all accounts it determines is necessary as soon as practicable.

SHAREHOLDER ACCOUNT FEATURES

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

   o  FULL REINVEST OPTION    Dividends and capital gains are reinvested in
                              additional shares. This option will be assigned if you do not specify an option.

   o PARTIAL REINVEST OPTION  Dividends are paid in cash and capital gains are reinvested in additional shares.

   o OPTION CASH              Dividends and capital gains are paid in cash.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

   o Quarterly repurchase offer notices.

   o Annual and Semi-Annual Reports, containing performance information and financial statements.

   o Periodic account statements, showing recent activity and total share balance.

   o Form 1099 and tax information needed to prepare your income tax returns.

   o Proxy materials, in the event a shareholder vote is required.

   o Special notices about significant events affecting your Fund.

TAX-SHELTERED RETIREMENT PLANS: Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

TELEPHONE TRANSACTIONS. The transfer agent and the principal underwriter have procedures in place (such as verifying personal account information) to authenticate telephone instructions. As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone transactions and you bear the risk of possible loss resulting from such transactions. Telephone instructions are tape recorded.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

DISTRIBUTIONS AND TAXES
The Fund declares daily and distributes monthly substantially all of its investment company taxable income (consisting generally of taxable net investment income) and distributes annually net capital gain, if any (usually in December). Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the transfer agent, even if orders to purchase shares had been placed with investment dealers. Investors who purchase shares shortly before the record date of a capital gain distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The Fund's distributions will not qualify for the dividends-received deduction for corporations. The Fund expects distributions to consist primarily of investment company taxable income which is taxable to shareholders as ordinary income, whether paid in cash or additional shares of the Fund. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

The repurchase of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares. An exchange of shares of the Fund for shares of another Eaton Vance fund generally will have similar tax consequences. Different tax consequences may apply for tendering and nontendering shareholders in connection with a repurchase offer, and these consequences will be disclosed in the related offering documents. For example, it is possible that repurchases not treated as an exchange for federal income tax purposes might result in different tax characterizations of the distributions to tendering shareholders and in deemed distributions to non-tendering shareholders.

Taxable distributions to certain shareholders, including those who have not provided the Fund with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

The foregoing only summarizes some of the federal tax consequences to shareholders of investing in shares of the Fund, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. Investors should consult their tax advisers.

[logo]        Investing
EATON VANCE   for the
-----------   21st
              Century(R)

-------------------------------------------------------------------------------
EATON VANCE
INSTITUTIONAL SENIOR
FLOATING-RATE
FUND

PROSPECTUS
MAY 3, 1999

-------------------------------------------------------------------------------
INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 255 State Street, Boston, MA 02109

ADMINISTRATOR OF EATON VANCE INSTITUTIONAL SENIOR DEBT FLOATING-RATE FUND Eaton Vance Management, 255 State Street, Boston, MA 02109

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 255 State Street, Boston, MA 02109
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                         ISFRP

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          May 3, 1999

                       EATON VANCE INSTITUTIONAL SENIOR
                              FLOATING-RATE FUND
                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265

     This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                                                          Page
Investment Policies and Risks ........................................     2
Investment Restrictions ..............................................     4
Management and Organization ..........................................     5
Control Persons and Principal Holders of Shares ......................     9
Investment Advisory and Administrative Services ......................     9
Other Service Providers ..............................................    10
Shareholder Account Information ......................................    10
Portfolio Trading ....................................................    11
Taxes ................................................................    12
Performance ..........................................................    13
Financial Statements .................................................    14
Appendix A: Ratings of Corporate Bonds ...............................   a-1

    THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MAY 3, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                        INVESTMENT POLICIES AND RISKS

LENDING FEES. In the process of buying, selling and holding Senior Loans the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time BMR and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

    The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

    To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

    If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.

INTEREST RATE SWAPS. The Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

    (1) Borrow money, except as permitted by the Investment Company Act of 1940;

    (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

    (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6) Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

    (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

    The Fund has no present intention of engaging in options or futures transactions or of issuing preferred shares.

    For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. In addition, with respect to restriction (6) above, the Fund will construe the phrase "more than 25%" to be "25% or more".

    The Fund, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its common shares of beneficial interest at periodic intervals of three months between repurchase request deadlines, such deadlines to be dates in the months of January, April, July and October determined by the Board of Trustees with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    The Portfolio, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its interests at periodic intervals of three months to each holder of its interests between repurchase request deadlines, such deadlines to be dates determined by the Board of Trustees in the months when each such holder conducts its periodic repurchases with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policy which may be changed with respect to the Fund by the Trustees of the Fund without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 80% of total assets in interests in Loans. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.

                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Fund or the Portfolio as defined in the 1940 Act, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (39), Trustee
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July, 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July, 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, New York 10020

JAMES B. HAWKES (57), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); and Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (68), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (64), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JOHN L. THORNDIKE (72), Trustee of the Portfolio
Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (69), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

SCOTT H. PAGE (39), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (42), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (54), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance and EVC since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (63), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (36), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Fund and the Portfolio is comprised of all Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight and Ms. Bibliowicz are members of the Audit Committee of the Board of Trustees of the Fund and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.

    Each interested Trustee and officer holds comparable positions with certain affiliates of BMR or with certain other funds of which BMR or Eaton Vance is the investment adviser or distributor.

    The fees and expenses of the noninterested Trustees of the Fund and of the Portfolio are paid by the Fund and the Portfolio, respectively. (The Trustees of the Fund and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio). During the fiscal year ended December 31, 1998, the noninterested Trustees of the Portfolio earned the compensation set forth below in their capacities as Trustees from the Portfolio, and the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from the Fund the amounts set forth below for the fiscal year ending December 31, 1999.

                                            ESTIMATED         AGGREGATE        TOTAL COMPENSATION
                                           COMPENSATION      COMPENSATION        FROM FUND AND
NAME                                        FROM FUND       FROM PORTFOLIO        FUND COMPLEX
----                                     ----------------  ----------------  ----------------------
Jessica M. Bibliowicz(8) ..............       $1,600            $1,516              $ 33,334
Donald R. Dwight ......................        1,600             6,608(2)            160,000(5)
Samuel L. Hayes, III ..................        1,600             6,787(3)            170,000(6)
Norton H. Reamer ......................        1,600             6,439               160,000
Lynn A. Stout(8) ......................        1,600             1,619                32,842
John L. Thorndike .....................         --               6,568(4)            160,000(7)
Jack L. Treynor .......................        1,600             7,224               170,000
------------
(1) As of January 1, 1999 the Eaton Vance fund complex consists of 97 registered investment companies or series thereof.
(2) Includes $3,426 of deferred compensation.
(3) Includes $2,237 of deferred compensation.
(4) Includes $6,513 of deferred compensation.
(5) Includes $60,000 of deferred compensation.
(6) Includes $41,563 of deferred compensation.
(7) Includes $119,091 of deferred compensation.
(8) Ms. Bibliowicz and Ms. Stout were elected Trustees of the Portfolio on October 30, 1998.

ORGANIZATION. The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust, as amended, contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As permitted by Massachusetts law, there will normally be no meetings of Fund shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees of the Fund then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If Senior Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

    As of the date of this Statement of Additional Information, Eaton Vance controlled the Fund by virtue of owning directly and indirectly 100% of the outstanding voting shares of the Fund. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of Eaton Vance Corp.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio.

    For the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolio paid BMR advisory fees aggregating $44,484,347, $31,751,900 and $21,643,760, respectively, equivalent to 0.88%, 0.89% and 0.91%, respectively, of the Portfolio's average daily gross assets. As at December 31, 1998, the gross assets of the Portfolio were $6,430,333,682. BMR's fee waiver described in the prospectus is indefinite, but could be removed or changed upon agreement of BMR and the Portfolio's Board of Trustees at any time.

ADMINISTRATIVE SERVICES. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement with the Portfolio, by Eaton Vance under the Administration Agreement with the Fund or by the Principal Underwriter under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Portfolio interests or Fund shares; and investment advisory and administration fees. The Portfolio and the Fund will also each bear expenses incurred in connection with any litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.

    The Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or the Portfolio, as the case may be, BMR or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund or interests of the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such agreements on the part of Eaton Vance or BMR, as applicable, Eaton Vance or BMR will not be liable to the Fund or the Portfolio, as applicable, for any loss incurred, to the extent not covered by insurance.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, and Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan W. Richardson, William
M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

                           OTHER SERVICE PROVIDERS

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Fund and the Portfolio, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR. First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5120, serves with respect to the shares as transfer and dividend paying agent and as registrar.

                       SHAREHOLDER ACCOUNT INFORMATION

CALCULATION OF NET ASSET VALUE. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals (which would be made pursuant to Portfolio repurchase offers) for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    The Trustees monitor the market liquidity of Senior Loans and may require use of a pricing service or mark-to-market procedures for some or all of such holdings in the future.

    Non-Loan Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

    Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Portfolio at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Portfolio.

TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

                              PORTFOLIO TRADING

    Specific decisions to purchase or sell securities for the Portfolio are made by employees of BMR who are appointed and supervised by its senior officers. Such employees may serve other clients of BMR in a similar capacity. Changes in the Portfolio's investments are reviewed by the Board.

    The Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Portfolio.

    Other fixed-income obligations which may be purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Portfolio may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR. The Portfolio paid no brokerage commissions during its last three fiscal years.

    The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Portfolio's turnover rate for the fiscal years ended December 31, 1997 and 1998 were 81% and 56%, respectively.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                    TAXES

    The Fund is treated as a separate corporation, and intends to qualify each year as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code") to avoid federal income tax. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax to the Fund.

    Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires the Fund to distribute by the end of each calendar year substantially all of its ordinary income and capital gain net income for such year, plus certain other amounts. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received by the Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio will limit its activity in this regard in order to enable the Fund to maintain its qualification as a RIC.

    Certain investments of the Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. The Portfolio may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable the Fund to satisfy its distribution requirements with respect to such income.

    Distributions of net capital gain are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. Long-term capital gain is separated into different tax rate groups depending on the length of time the asset is held by the Fund prior to sale.

                                 PERFORMANCE

    From time to time, the Fund may quote current yield based on a specific one-month period. Current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. Yield will fluctuate from time to time and is not necessarily representative of future results. Advertisements and communications to present or prospective shareholders may also cite a total return for any period. Total return will be calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a subsequent date. The difference divided by the original net asset value is the total return. The calculation of the Fund's total return reflects the effect of compounding inasmuch as all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. The Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (and that of its predecessor). If the fees or expenses of the Fund or the Portfolio are waived or reimbursed, the Fund's performance will be higher. Information about the performance of the Fund or other investments should not be considered a representation of future Fund performance.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in shares for the periods shown in the table. Total return prior to the Fund's commencement of operations reflects the total return of another investment company that invests in the Portfolio. This total return has not been adjusted to reflect differences in operating expenses between the Fund and such other investment company. If such adjustments were made, performance would have been higher. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT

                           VALUE OF
        INVESTMENT        INVESTMENT   INVESTMENT          TOTAL RETURN
          PERIOD             DATE      ON 12/31/98    CUMULATIVE  ANNUALIZED
----------------------------------------------------------------------------
Life of the Fund             8/4/89     $1,916.74       91.67%       7.16%
5 Years Ended 12/31/98     12/31/93     $1,400.82       40.08%       6.97%
1 Year Ended 12/31/98      12/31/97     $1,069.18        6.92%       6.92%

    Comparative information about the Fund's current yield, net asset value and total return, about the Prime Rate, LIBOR and other base lending rates, may also be included in advertisements and communications of the Fund. Comparisons may be made to CD rates; money market mutual funds and deposit accounts; and Treasury bills.

    Advertisements and communications about the Fund may include a comparison of loan interests and other corporate debt instruments. These may describe the credit agreements used in connection with loan interests. Moreover, the markets for loan interests may be described. The comparison may also be made to relevant indices and other asset classes.

    The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings or ratings, or other information prepared by recognized mutual fund statistical services.

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    BMR was one of the first investment management firms to manage a portfolio of Senior Loans. BMR has former commercial bank lending officers and investment bank corporate finance officers dedicated to this investment discipline. The services of leading law and accounting firms are used as well.

    The Fund (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                             FINANCIAL STATEMENTS

    The audited financial statements of, and the independent auditors' report for, the Fund and the Portfolio appear herein.

             EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                     STATEMENT OF ASSETS AND LIABILITIES

                                MARCH 4, 1999

ASSETS:
    Cash .........................................................    $100,000
    Deferred initial offering expenses ...........................      76,100
                                                                      --------
        Total assets .............................................    $176,100
                                                                      --------

LIABILITIES:
    Initial offering expenses accrued ............................    $ 76,100
                                                                      --------
        Total Liabilities ........................................    $ 76,100
                                                                      --------

NET ASSETS applicable to 10,000 shares of
  beneficial interest issued and outstanding .....................    $100,000
                                                                      ========
NET ASSET VALUE AND REPURCHASE PRICE PER SHARE.....................    $10.00
                                                                       ======

                         NOTE TO FINANCIAL STATEMENT

    Eaton Vance Institutional Senior Floating-Rate Fund was formed under a Declaration of Trust dated February 22, 1999 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 10,000 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, are estimated to amount to $76,100. These expenses will be deferred and amortized over the period shares are sold beginning on the date of the Fund's initial public offering of its shares.

                         INDEPENDENT AUDITOR'S REPORT

To the Trustees and Shareholders of
Eaton Vance Institutional Senior Floating-Rate Fund:

    We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Senior Floating-Rate Fund as of March 4, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Eaton Vance Institutional Senior Floating-Rate Fund as of March 4, 1999, in conformity with generally accepted accounting principles.

                              DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 5, 1999

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(Expressed in United States Dollars)

Senior, Secured, Floating Rate Interests -- 93.06%(1)

PRINCIPAL
AMOUNT               BORROWER                                    VALUE
-------------------------------------------------------------------------------

Aerospace/Defense -- 1.86%
-------------------------------------------------------------------------------
             Aerostructures Corporation
$12,017,949  Term loan, maturing December 31, 2003               $   12,017,949
             Fairchild Holdings Corporation
     33,333  Revolving loan, maturing June 18, 2004                      33,333
 18,483,333  Term loan, maturing June 18, 2004                       18,483,333
             Hexcel Corporation
 14,000,000  Term loan, maturing August 25, 2005                     14,000,000
             K&F Industries, Inc.
 19,248,381  Term loan, maturing September 30, 2005                  19,248,381
             SWM Holdings, Inc.
  4,112,956  Term loan, maturing May 27, 2005                         4,112,956
  4,827,859  Term loan, maturing May 27, 2006                         4,827,859
             Tri-Star, Inc.
 14,749,495  Term loan, maturing September 30, 2003                  14,749,495
             United Defense Industries, Inc.
 16,336,740  Term loan, maturing October 6, 2005                     16,336,740
 15,773,405  Term loan, maturing October 6, 2006                     15,773,405
-------------------------------------------------------------------------------
                                                                 $  119,583,451
-------------------------------------------------------------------------------
Airlines -- 0.27%
-------------------------------------------------------------------------------
             Continental Airlines, Inc.
$17,256,924  Term loan, maturing December 31, 2006               $   17,256,924
-------------------------------------------------------------------------------
                                                                 $   17,256,924
-------------------------------------------------------------------------------
Auto parts - Aftermarket -- 3.26%
-------------------------------------------------------------------------------
             AAS Holdings, LLC
$ 3,987,351  Term loan, maturing October 30, 2004                $    3,987,351
             CSK Auto, Inc.
 20,880,000  Term loan, maturing October 31, 2003                    20,880,000
             Exide Corporation
 37,758,954  Term loan, maturing March 18, 2005                      37,758,954
             Federal-Mogul Corporation
 64,757,698  Term loan, maturing December 31, 2005                   64,757,698
 26,000,000  Term loan, maturing December 31, 2006                   26,000,000
             Keystone Automotive Operations, Inc.
 12,382,813  Term loan, maturing March 31, 2006                      12,382,813
             Lund Industries, Incorporated
  4,481,254  Term loan, maturing December 31, 2004                    4,481,254
  2,068,278  Term loan, maturing December 31, 2005                    2,068,278
             Plas-Tech (Engineered) Products, Inc.
  5,806,372  Term loan, maturing April 1, 2002                        5,806,372
  3,941,176  Term loan, maturing April 1, 2004                        3,941,176
             Safelite Glass Corp.
 13,750,000  Term loan, maturing December 17, 2004                   13,750,000
 13,750,000  Term loan, maturing December 17, 2005                   13,750,000
-------------------------------------------------------------------------------
                                                                 $  209,563,896
-------------------------------------------------------------------------------
Automobile -- 0.85%
-------------------------------------------------------------------------------
             Accuride Corporation
$23,750,000  Term loan, maturing January 21, 2006                $   23,750,000
             Cambridge Industries, Inc.
 25,740,000  Term loan, maturing June 30, 2005                       25,740,000
             Stanadyne Automotive Corporation
  4,900,000  Term loan, maturing December 10, 2004                    4,900,000
-------------------------------------------------------------------------------
                                                                 $   54,390,000
-------------------------------------------------------------------------------
Beverages - Soft Drink -- 0.32%
-------------------------------------------------------------------------------
             Dr. Pepper Bottling Holdings, Inc.
$15,000,000  Term loan, maturing December 31, 2005               $   15,000,000
             Mistic Brands, Inc.
  2,884,047  Term loan, maturing June 1, 2004                         2,884,047
  2,884,047  Term loan, maturing June 1, 2005                         2,884,047
-------------------------------------------------------------------------------
                                                                 $   20,768,094
-------------------------------------------------------------------------------
Broadcast Media -- 5.80%
-------------------------------------------------------------------------------
             Bahakel Communications
$ 9,900,000  Term loan, maturing December 31, 2005               $    9,900,000
             Benedek Broadcasting Corporation
 14,666,112  Term loan, maturing May 1, 2001                         14,666,112
  6,947,220  Term loan, maturing November 1, 2002                     6,947,220
  3,475,310  Term loan, maturing December 31, 2004                    3,475,310
  1,866,859  Term loan, maturing December 31, 2005                    1,866,859
             Black Entertainment Television
 13,000,000  Term loan, maturing June 30, 2006                       13,000,000
             Capstar Radio Broadcasting Corp
 18,000,000  Term loan, maturing November 30, 2004                   18,000,000
 47,775,000  Term loan, maturing May 31, 2005                        47,775,000
             Chancellor Radio Broadcast Company
  4,000,000  Term loan, maturing June 26, 2004                        4,000,000
 10,999,732  Revolving loan, maturing June 30, 2005                  10,999,732
 53,571,429  Term loan, maturing June 30, 2005                       53,571,429
             Comcorp Broadcasting, Inc.
  5,853,659  Term loan, maturing September 30, 2005                   5,853,659
             Emmis Broadcasting Corporation
 22,888,000  Term loan, maturing February 28, 2007                   22,888,000
             Intermedia Partners VI (Opco)
  3,250,000  Term loan, maturing April 30, 2008                       3,250,000
 39,500,000  Term loan, maturing April 30, 2009                      39,500,000
             Jacor Communications Company
 17,000,000  Term loan, maturing December 31, 2004                   17,000,000
             Lin Television Corp.
 14,000,000  Term loan, maturing March 31, 2007                      14,000,000
             Retlaw Broadcasting, LLC
  7,462,500  Term loan, maturing March 31, 2006                       7,462,500
             Sinclair Broadcast Group, Inc.
 35,000,000  Term loan, maturing December 31, 2004                   35,000,000
             Spartan Communications, Inc.
 12,500,000  Term loan, maturing June 30, 2005                       12,500,000
             TLMD Aquisition Co.
 24,000,000  Term loan, maturing March 31, 2007                      24,000,000
             White Knight Broadcasting, Inc.
  7,219,513  Term loan, maturing September 30, 2005                   7,219,513
-------------------------------------------------------------------------------
                                                                 $  372,875,334
-------------------------------------------------------------------------------
Building Materials -- 1.69%
-------------------------------------------------------------------------------
             Dal-Tile Group, Inc
$ 1,458,314  Revolving loan, maturing December 31, 2002          $    1,458,314
  4,978,337  Term loan, maturing December 31, 2002                    4,978,337
             Dayton Superior Corporation
 10,000,000  Term loan, maturing September 29, 2005                  10,000,000
             Falcon Building Products, Inc.
 15,119,286  Term loan, maturing June 29, 2007                       15,119,286
             National Gypsum Company
 64,923,291  Term loan, maturing September 20, 2003                  64,923,291
             Reliant Building Products, Inc.
 12,355,769  Term loan, maturing March 31, 2004                      12,355,769
-------------------------------------------------------------------------------
                                                                 $  108,834,997
-------------------------------------------------------------------------------
Cable Television -- 6.27%
-------------------------------------------------------------------------------
             Avalon Cable Holdings Finance, Inc.
$11,500,000  Term loan, maturing October 31, 2006                $   11,500,000
             Charter Comm. Ent. I
 29,868,020  Term loan, maturing December 31, 2003                   29,868,020
              Charter Comm. Ent. II
 18,000,000  Term loan, maturing December 31, 2007                  18,000,000
             Charter Comm. Properties LLC
  7,500,000  Term loan, maturing September 30, 2004                   7,500,000
 10,500,000  Term loan, maturing June 30, 2007                       10,500,000
             Charter Comm. Southeast
 35,000,000  Term loan, maturing December 31, 2007                   35,000,000
             Chelsea Communications, Inc.
 19,875,000  Term loan, maturing December 31, 2004                   19,875,000
             Classic Cable, Inc.
 15,000,000  Term loan, maturing October 31, 2007                    15,000,000
             Falcon Holding Group, L.P.
 14,482,759  Term loan, maturing June 29, 2007                       14,482,759
 48,517,241  Term loan, maturing December 31, 2007                   48,517,241
             Frontiervision Operating Partners, L.P.
 26,500,000  Term loan, maturing March 31, 2006                      26,500,000
             HPI Acquisition Co., LLC
 10,000,000  Term loan, maturing December 31, 2006                   10,000,000
             Intermedia Partners Group VI (Holdco)
 14,500,000  Term loan, maturing April 30, 2008                      14,500,000
             Intermedia Partners Group- IV
 40,906,818  Term loan, maturing January 1, 2005                     40,906,818
             Marcus Cable Operating Company, L.P.
  2,183,864  Revolving loan, maturing December 31, 2002               2,183,864
 24,142,729  Term loan, maturing December 31, 2002                   24,142,729
 40,728,830  Term loan, maturing April 30, 2004                      40,728,830
             Renaissance Media LLC
  1,374,886  Term loan, maturing March 31, 2006                       1,374,886
 13,936,364  Term loan, maturing September 30, 2006                  13,936,364
             TCI Pacific, Inc.
 18,731,884  Term loan, maturing December 31, 2004                   18,731,884
-------------------------------------------------------------------------------
                                                                 $  403,248,395
-------------------------------------------------------------------------------
Chemicals -- 3.16%
-------------------------------------------------------------------------------
             AOC,LLC.
$ 7,323,008  Term loan, maturing September 30, 2006              $    7,323,008
             Huntsman Corporation
  1,307,993  Term loan, maturing September 30, 2003                   1,307,993
 14,392,804  Term loan, maturing December 31, 2004                   14,392,804
  5,163,656  Term loan, maturing December 31, 2005                    5,163,660
             Huntsman Specialty Chemicals Corporation
  5,833,778  Term loan, maturing March 15, 2002                       5,833,778
 10,819,431  Term loan, maturing March 15, 2004                      10,819,431
 10,773,894  Term loan, maturing March 15, 2005                      10,773,894
             Lyondell Petrochemical Company
 11,120,401  Term loan, maturing June 30, 1999                       11,120,401
 17,792,642  Term loan, maturing June 30, 2000                       17,792,642
 30,432,221  Term loan, maturing June 30, 2003                       30,432,221
             Metokote Corporation
  9,500,000  Term loan, maturing November 2, 2005                     9,500,000
             Polymer Group, Inc.
 10,936,000  Term loan, maturing December 20, 2005                   10,936,000
             Sterling Pulp Chemicals (Sask) Ltd.
  6,633,750  Term loan, maturing June 30, 2005                        6,633,750
             STX Chemicals Corp. (Sterling)
 20,914,654  Term loan, maturing September 30, 2004                  20,914,654
             Sybron Chemicals Inc.
 19,256,250  Term loan, maturing July 31, 2004                       19,256,250
             The General Chemical Group, Inc.
 13,930,000  Term loan, maturing June 14, 2004                       13,930,000
  6,965,000  Term loan, maturing June 15, 2004                        6,965,000
-------------------------------------------------------------------------------
                                                                 $  203,095,486
-------------------------------------------------------------------------------
Chemicals - Specialty -- 0.32%
-------------------------------------------------------------------------------
             Huntsman Packaging Corp.
$12,500,000  Term loan, maturing June 30, 2006                   $   12,500,000
             Vinings Industries, Inc.
  8,139,837  Term loan, maturing March 31, 2005                       8,139,837
-------------------------------------------------------------------------------
                                                                 $   20,639,837
-------------------------------------------------------------------------------
Coal -- 0.79%
-------------------------------------------------------------------------------
             Alliance Coal Corporation
$ 2,534,935  Term loan, maturing December 31, 2001               $    2,534,935
  6,272,389  Term loan, maturing December 31, 2002                    6,272,389
             P&L Coal Holdings Corporation
 31,807,692  Term loan, maturing June 30, 2006                       31,807,692
             Quaker Coal Company
  9,950,000  Term loan, maturing June 30, 2006                        9,950,000
-------------------------------------------------------------------------------
                                                                 $   50,565,016
-------------------------------------------------------------------------------
Commercial Services -- 4.81%
-------------------------------------------------------------------------------
             Advanstar Communications Inc.
$18,962,000  Term loan, maturing April 30, 2005                  $   18,962,000
             American Floral Services, Inc.
  4,833,333  Term loan, maturing June 30, 2004                        4,833,333
             Brickman Holdings Corp
  7,750,129  Term loan, maturing January 14, 2006                     7,750,129
             Caterair International Corporation
 39,831,235  Term loan, maturing March 1, 2007                       39,831,235
             Dimac Corporation
  5,714,286  Term loan, maturing June 30, 2006                        5,714,286
  4,285,714  Term loan, maturing December 31, 2006                    4,285,714
             Erickson Air-Crane Co.
  8,842,500  Term loan, maturing December 31, 2004                    8,842,500
             Morris Material Handling, Inc.
  6,965,000  Term loan, maturing March 31, 2003                       6,965,000
             Nebraska Book Company
  7,442,308  Term loan, maturing March 31, 2006                       7,442,308
             Omni Services, Inc.
 37,679,749  Term loan, maturing October 30, 2005                    37,679,749
             Outdoor Systems, Inc.
 20,844,444  Term loan, maturing June 30, 2004                       20,844,444
             Outsourcing Solutions, Corp.
 14,035,947  Term loan, maturing October 15, 2003                    14,035,947
             Philips Services Corp.
  6,794,154  Term loan, maturing August 12, 2002*                     4,755,907
             PSI Acquisition Corporation
 16,830,000  Term loan, maturing September 30, 2003                  16,830,000
             Saftey-Kleen Services, Inc
 31,379,546  Term loan, maturing April 3, 2005                       31,379,546
 31,379,546  Term loan, maturing April 3, 2006                       31,379,546
             SC International Services, Inc.
 22,405,871  Term loan, maturing March 1, 2007                       22,405,871
             United Rentals, Inc.
 18,470,000  Term loan, maturing June 30, 2005                       18,470,000
  7,000,000  Term loan, maturing June 30, 2006                        7,000,000
-------------------------------------------------------------------------------
                                                                 $  309,407,515
-------------------------------------------------------------------------------
Communications - Equip/Mfrs -- 1.98%
-------------------------------------------------------------------------------
             Amphenol Corporation
$32,786,250  Term loan, maturing May 19, 2006                    $   32,786,250
             Communications & Power Industries, Inc.
  1,977,527  Term loan, maturing August 11, 2000                      1,977,527
  8,035,807  Term loan, maturing August 12, 2002                      8,035,807
             Dynatech Corporation
 10,539,165  Term loan, maturing March 31, 2005                      10,539,165
 10,539,354  Term loan, maturing March 31, 2006                      10,539,354
 10,539,354  Term loan, maturing March 31, 2007                      10,539,354
             Prodelin Holding Corporation
  9,682,432  Term loan, maturing May 31, 2006                         9,682,432
             Superior Telecom, Inc.
 26,000,000  Term loan, maturing November 27, 2005                   26,000,000
             Telex Communications, Inc.
  4,961,538  Term loan, maturing November 6, 2004                     4,961,538
             Viasystems, Inc.
  5,978,572  Term loan, maturing March 31, 2004                       5,978,572
  3,945,455  Term loan, maturing June 30, 2004                        3,945,455
  2,400,000  Term loan, maturing June 30, 2005                        2,400,000
-------------------------------------------------------------------------------
                                                                 $  127,385,454
-------------------------------------------------------------------------------
Computer Software & Services -- 1.07%
-------------------------------------------------------------------------------
             Bridge Information Systems America
$ 8,250,000  Term loan, maturing May 29, 2004                    $    8,250,000
 15,000,000  Term loan, maturing May 29, 2005                        15,000,000
             Decisionone Corporation
  5,416,829  Revolving loan, maturing August 7, 2003                  4,604,358
 16,562,000  Term loan, maturing August 7, 2003                      14,077,700
  2,387,077  Term loan, maturing August 7, 2005                       2,029,016
             Paul G. Allen
 25,000,000  Term loan, maturing June 10, 2003                       25,000,000
-------------------------------------------------------------------------------
                                                                 $   68,961,074
-------------------------------------------------------------------------------
Computer Systems -- 0.20%
-------------------------------------------------------------------------------
             Genicom Corporation
$13,078,125  Term loan, maturing September 5, 2004               $   13,078,125
-------------------------------------------------------------------------------
                                                                 $   13,078,125
-------------------------------------------------------------------------------
Conglomerates -- 2.19%
-------------------------------------------------------------------------------
             American Marketing Industries, Inc.
$ 1,095,000  Term loan, maturing August 31, 2001                 $    1,095,000
  5,442,300  Term loan, maturing November 30, 2002                    5,442,300
  6,484,500  Term loan, maturing November 30, 2003                    6,484,500
  6,646,297  Term loan, maturing November 30, 2004                    6,646,297
  5,458,750  Term loan, maturing November 16, 2005                    5,458,750
             Fenway Holdings, L.L.C.
  4,743,634  Term loan, maturing September 15, 2002                   4,743,634
             Fisher Scientific International Inc
 18,576,818  Term loan, maturing January 21, 2007                    18,576,818
             Florida Panthers Holdings, Inc.
 10,000,000  Term loan, maturing July 15, 1998                       10,000,000
             Seminis, Inc
  9,561,201  Term loan, maturing December 31, 2003                    9,561,201
 14,341,802  Term loan, maturing December 31, 2004                   14,341,802
             SPX Corporation
 53,366,250  Term loan, maturing September 30, 2006                  53,366,250
  5,000,000  Term loan, maturing January 21, 2007                     5,000,000
-------------------------------------------------------------------------------
                                                                 $  140,716,552
-------------------------------------------------------------------------------
Containers - Metal & Glass -- 1.70%
-------------------------------------------------------------------------------
             Ball Corporation
$20,500,000  Term loan, maturing March 10, 2006                  $   20,500,000
             Graham Packaging Company
  7,579,688  Term loan, maturing January 31, 2006                     7,579,688
  8,316,027  Term loan, maturing January 31, 2007                     8,316,027
             Reid Plastics, Inc.
  9,858,414  Term loan, maturing November 12, 2003                    9,858,414
  7,425,000  Term loan, maturing November 12, 2004                    7,425,000
             Russell-Stanley Holdings, Inc.
 13,925,001  Term loan, maturing September 30, 2005                  13,925,001
             Silgan Holdings Inc.
 16,461,775  Term loan, maturing June 30, 2005                       16,461,775
             Tekni-Plex, Inc.
 17,949,288  Term loan, maturing March 31, 2006                      17,949,288
             Truseal Technologies, Inc.
  7,274,182  Term loan, maturing July 1, 2004                         7,274,182
-------------------------------------------------------------------------------
                                                                 $  109,289,375
-------------------------------------------------------------------------------
Containers - Paper -- 3.57%
-------------------------------------------------------------------------------
             Gaylord Container Corporation
$15,000,000  Term loan, maturing June 19, 2004                   $   15,000,000
             IPC, Inc.
 39,905,000  Term loan, maturing September 30, 2004                  39,905,000
             Jefferson Smurfit Corporation
 25,000,000  Term loan, maturing March 31, 2005                      25,000,000
 68,000,000  Term loan, maturing March 24, 2006                      68,000,000
             RIC Holding, Inc.
  5,631,526  Revolving loan, maturing February 28, 2003               5,631,526
 15,038,657  Term loan, maturing February 28, 2003                   15,038,657
 10,405,607  Term loan, maturing February 28, 2004                   10,405,607
  4,123,123  Term loan, maturing August 28, 2004                      4,123,123
             Stone Container Corporation
  8,851,066  Term loan, maturing April 1, 2000                        8,851,066
  1,224,903  Revolving loan, maturing October 1, 2003                 1,224,903
  4,850,000  Term loan, maturing October 1, 2003                      4,850,000
 19,755,690  Term loan, maturing October 1, 2004                     19,755,690
             Stronghaven, Inc.
  9,303,448  Term loan, maturing May 15, 2004                         9,303,448
  2,416,467  Term loan, maturing May 15, 2005                         2,416,467
-------------------------------------------------------------------------------
                                                                 $  229,505,487
-------------------------------------------------------------------------------
Cosmetics -- 1.44%
-------------------------------------------------------------------------------
             AM Cosmetics, Inc.
$   948,718  Term loan, maturing June 30, 2003*                  $      787,436
 12,904,987  Term loan, maturing December 31, 2004*                  10,711,139
             Mary Kay Inc.
 19,359,452  Term loan, maturing March 6, 2004                       19,359,452
             Revlon Consumer Products Corporation
  6,243,250  Term loan, maturing May 29, 2002                         6,243,250
 55,446,750  Term loan, maturing May 29, 2003                        55,446,750
-------------------------------------------------------------------------------
                                                                 $   92,548,027
-------------------------------------------------------------------------------
Drugs -- 0.22%
-------------------------------------------------------------------------------
             King Pharmaceuticals, Inc.
$ 7,000,000  Term loan, maturing December 31, 2005               $    7,000,000
             Robert's Pharmaceutical Corporation
  6,965,000  Term loan, maturing June 30, 2003                        6,965,000
-------------------------------------------------------------------------------
                                                                 $   13,965,000
-------------------------------------------------------------------------------
Electrical Power -- 0.16%
-------------------------------------------------------------------------------
             Bangor Hydro-Electric Company
$10,500,000  Term loan, maturing June 26, 2000                   $   10,500,000
-------------------------------------------------------------------------------
                                                                 $   10,500,000
-------------------------------------------------------------------------------
Electronics - Instrumentation -- 0.34%
-------------------------------------------------------------------------------
             Dynamic Details, Incorporated
$ 4,000,000  Term loan, maturing April 22, 2005                  $    4,000,000
             Packard Bioscience Company
 17,650,000  Term loan, maturing March 31, 2002                      17,650,000
-------------------------------------------------------------------------------
                                                                 $   21,650,000
-------------------------------------------------------------------------------
Engineering & Construction -- 0.23%
-------------------------------------------------------------------------------
             International Technology Corporation
$ 4,950,658  Term loan, maturing June 11, 2006                   $    4,950,658
             U.S. Aggregates, Inc.
  9,750,000  Term loan, maturing March 31, 2006                       9,750,000
-------------------------------------------------------------------------------
                                                                 $   14,700,658
-------------------------------------------------------------------------------
Entertainment -- 0.92%
-------------------------------------------------------------------------------
             Regal Cinemas Inc.
$16,642,702  Term loan, maturing May 27, 2006                    $   16,642,702
 10,058,824  Term loan, maturing May 27, 2007                        10,058,824
             SFX Entertainment, Inc
 22,500,000  Term loan, maturing March 31, 2006                      22,500,000
             United Artists Theatre Co.
  4,000,000  Term loan, maturing April 21, 2006                       4,000,000
  6,000,000  Term loan, maturing April 21, 2007                       6,000,000
-------------------------------------------------------------------------------
                                                                 $   59,201,526
-------------------------------------------------------------------------------
Equipment Leasing -- 0.04%
-------------------------------------------------------------------------------
             Rent-A-Center, Inc.
$ 1,189,640  Term loan, maturing January 31, 2006                $    1,189,640
  1,453,914  Term loan, maturing January 31, 2007                     1,453,914
-------------------------------------------------------------------------------
                                                                 $    2,643,554
-------------------------------------------------------------------------------
Financial - Misc. -- 0.17%
-------------------------------------------------------------------------------
             Altamira Management Ltd.
$11,160,606  Term loan, maturing September 30, 2004              $   11,160,606
-------------------------------------------------------------------------------
                                                                 $   11,160,606
-------------------------------------------------------------------------------
Food Wholesalers -- 0.51%
-------------------------------------------------------------------------------
             Fleming Companies Inc.
$25,877,111  Term loan, maturing July 25, 2004                   $   25,877,111
             Volume Services, Inc.
  7,000,000  Term loan, maturing December 31, 2002                    7,000,000
-------------------------------------------------------------------------------
                                                                 $   32,877,111
-------------------------------------------------------------------------------
Foods -- 2.44%
-------------------------------------------------------------------------------
             Del Monte Corporation
$ 5,695,748  Term loan, maturing March 31, 2003                  $    5,695,748
 36,851,270  Term loan, maturing March 31, 2005                      36,851,270
             Domino's Inc.
  8,500,000  Term loan, maturing December 21, 2006                    8,500,000
  8,500,000  Term loan, maturing December 21, 2007                    8,500,000
             Eagle Family Foods, Inc
 12,428,571  Term loan, maturing December 31, 2005                   12,428,571
             Favorite Brands International, Inc.
 12,416,667  Term loan, maturing May 19, 2005                        12,416,667
             International Home Foods, Inc.
    207,778  Revolving loan, maturing March 31, 2003                    207,778
  1,886,907  Term loan, maturing March 31, 2003                       1,886,907
    429,295  Revolving loan, maturing September 30, 2005                429,295
  3,098,809  Term loan, maturing September 30, 2005                   3,098,809
 21,662,123  Term loan, maturing September 30, 2006                  21,662,123
             Purina Mills, Inc.
 12,967,006  Term loan, maturing March 12, 2007                      12,967,006
             Southern Foods Group, L.P.
  5,730,000  Term loan, maturing February 28, 2006                    5,730,000
             Specialty Foods Corporation
  8,109,589  Revolving loan, maturing January 31, 2000                8,109,589
 18,529,316  Term loan, maturing January 31, 2000                    18,529,316
-------------------------------------------------------------------------------
                                                                 $  157,013,079
-------------------------------------------------------------------------------
Hardware & Tools -- 0.22%
-------------------------------------------------------------------------------
             Werner Holding Co.
$ 9,554,757  Term loan, maturing November 30, 2004               $    9,554,757
  4,912,875  Term loan, maturing November 30, 2005                    4,912,875
-------------------------------------------------------------------------------
                                                                 $   14,467,632
-------------------------------------------------------------------------------
Health Care - Diversified -- 1.27%
-------------------------------------------------------------------------------
             Conmed Corporation
$12,765,306  Term loan, maturing December 30, 2004               $   12,765,306
             FHC Health Systems, Inc.
  8,221,881  Term loan, maturing April 30, 2005                       8,221,881
  8,221,881  Term loan, maturing April 30, 2006                       8,221,881
             Integrated Health Services, Inc.
 32,670,000  Term loan, maturing September 15, 2003                  32,670,000
 19,800,000  Term loan, maturing December 31, 2005                   19,800,000
-------------------------------------------------------------------------------
                                                                 $   81,679,068
-------------------------------------------------------------------------------
Health Care - Misc. -- 5.95%
-------------------------------------------------------------------------------
             Alliance Imaging, Inc.
$ 1,980,000  Term loan, maturing December 18, 2003               $    1,980,000
  7,443,703  Term loan, maturing June 18, 2004                        7,443,703
  5,000,000  Term loan, maturing December 18, 2004                    5,000,000
             Community Health Systems, Inc.
 14,154,565  Term loan, maturing December 31, 2003                   14,154,565
 14,154,565  Term loan, maturing December 31, 2004                   14,154,565
 10,602,261  Term loan, maturing December 31, 2005                   10,602,261
             Extendicare Health Services, Inc.
 20,422,720  Term loan, maturing December 31, 2004                   20,422,720
             Genesis Health Ventures, Inc.
  7,699,684  Term loan, maturing September 30, 2004                   7,699,684
  7,681,818  Term loan, maturing June 1, 2005                         7,681,818
             Imed Corporation
  7,752,348  Term loan, maturing November 30, 2002                    7,752,348
  6,419,737  Term loan, maturing November 30, 2003                    6,419,737
  6,419,737  Term loan, maturing November 30, 2004                    6,419,737
  7,958,496  Term loan, maturing May 31, 2005                         7,958,496
             Kinetic Concepts, Inc.
  5,197,500  Term loan, maturing December 31, 2004                    5,197,500
  5,197,500  Term loan, maturing December 31, 2005                    5,197,500
             Leiner Health Products Inc.
 11,318,971  Term loan, maturing December 30, 2004                   11,318,971
  6,913,761  Term loan, maturing December 30, 2005                    6,913,761
             Magellan Health Services, Inc.
 14,500,000  Term loan, maturing February 12, 2005                   14,500,000
 14,500,000  Term loan, maturing February 12, 2006                   14,500,000
             Mariner Post-Acute Network (f/k/a Paragon)
 12,475,000  Term loan, maturing March 31, 2005                      12,475,000
 12,475,000  Term loan, maturing March 31, 2006                      12,475,000
             Mediq/PRN Life Support Services, Inc.
 16,000,000  Term loan, maturing May 29, 2006                        16,000,000
             Meditrust Corporation
 27,000,000  Term loan, maturing July 15, 1999                       27,000,000
 23,000,000  Term loan, maturing August 15, 1999                     23,000,000
 10,000,000  Term loan, maturing July 15, 2001                       10,000,000
             National Medical Care, Inc.
 20,000,000  Term loan, maturing September 30, 2003                  20,000,000
             SMT Health Services
  9,875,000  Term loan, maturing August 31, 2003                      9,875,000
             Sun Healthcare Group, Inc.
  4,560,672  Term loan, maturing October 9, 2004                      4,560,672
  4,583,552  Term loan, maturing October 9, 2005                      4,583,552
             The Multicare Companies Inc.
  7,896,566  Term loan, maturing September 30, 2004                   7,896,566
  2,625,525  Term loan, maturing June 1, 2005                         2,625,525
             Total Renal Care Holdings, Inc.
 42,570,000  Term loan, maturing March 31, 2008                      42,570,000
             WGL Acquisition Corp.
 14,017,663  Term loan, maturing July 10, 2004                       14,017,663
-------------------------------------------------------------------------------
                                                                 $  382,396,344
-------------------------------------------------------------------------------
Heavy Duty Trucks & Parts -- 0.14%
-------------------------------------------------------------------------------
             Oshkosh Truck Corporation
$ 4,640,000  Term loan, maturing March 31, 2005                  $    4,640,000
  4,640,000  Term loan, maturing March 31, 2006                       4,640,000
-------------------------------------------------------------------------------
                                                                 $    9,280,000
-------------------------------------------------------------------------------
Hotels - Motels -- 3.07%
-------------------------------------------------------------------------------
             Allegro Resorts Corporation
$19,800,000  Term loan, maturing February 11, 2005               $   19,800,000
             Aztar Corporation
  8,000,000  Term loan, maturing June 30, 2005                        8,000,000
             Extended Stay America
  1,960,000  Revolving loan, maturing December 31, 2002               1,960,000
  5,890,000  Term loan, maturing December 31, 2002                    5,890,000
 10,000,000  Term loan, maturing December 31, 2003                   10,000,000
             Felcor Suite Hotels, Inc.
 22,000,000  Term loan, maturing July 1, 2001                        22,000,000
             Palace Station Hotel & Casino, Inc.
  9,000,000  Term loan, maturing September 30, 2000                   9,000,000
             Patriot American Hospitality, Inc.
 11,764,706  Term loan, maturing March 31, 1999                      11,764,706
 13,235,294  Term loan, maturing March 31, 2000                      13,235,294
 24,979,167  Term loan, maturing March 31, 2003                      24,979,167
             Starwood Hotels & Resorts
 24,636,364  Term loan, maturing February 23, 1999                   24,636,364
 21,000,000  Term loan, maturing February 23, 2003                   21,000,000
 25,000,000  Term loan, maturing February 23, 2004                   25,000,000
-------------------------------------------------------------------------------
                                                                 $  197,265,531
-------------------------------------------------------------------------------
Household Furnish & Appliances -- 2.21%
-------------------------------------------------------------------------------
             Alliance Laundry Holdings LLC.
$14,500,000  Term loan, maturing September 30, 2005              $   14,500,000
             Furniture Brands International, Inc.
 40,000,000  Term loan, maturing June 27, 2007                       40,000,000
             Goodman Manufacturing Company, L.P.
 22,500,000  Term loan, maturing July 31, 2005                       22,500,000
             Home Interiors & Gifts, Inc.
  8,955,000  Term loan, maturing June 30, 2006                        8,955,000
             Sealy Mattress Company
 12,061,213  Term loan, maturing December 15, 2004                   12,061,213
  8,687,273  Term loan, maturing December 15, 2005                    8,687,273
 11,101,517  Term loan, maturing December 15, 2006                   11,101,517
             Simmons Company
  2,421,301  Term loan, maturing October 30, 2005                     2,421,301
  6,056,250  Term loan, maturing October 30, 2006                     6,056,250
             The Boyds Collection, Ltd.
  5,000,000  Term loan, maturing April 21, 2005                       5,000,000
 10,819,445  Term loan, maturing April 21, 2006                      10,819,445
-------------------------------------------------------------------------------
                                                                 $  142,101,999
-------------------------------------------------------------------------------
Household Products -- 1.23%
-------------------------------------------------------------------------------
             BMK, Inc.
$ 5,398,744  Term loan, maturing June 30, 2004                   $    5,398,744
             Diamond Brands Operating Corp.
     21,905  Revolving loan, maturing March 31, 2004                     21,905
  1,936,364  Term loan, maturing March 31, 2005                       1,936,364
 13,870,382  Term loan, maturing March 31, 2006                      13,870,382
             Playtex FP, Inc.
 31,570,140  Term loan, maturing June 15, 2003                       31,570,140
             The Imperial Decor Home Group, Inc.
 10,739,583  Term loan, maturing March 12, 2005                      10,739,583
  6,260,417  Term loan, maturing March 12, 2006                       6,260,417
             The Scotts Company
  4,582,822  Term loan, maturing June 30, 2006                        4,582,822
  4,417,178  Term loan, maturing June 30, 2007                        4,417,178
-------------------------------------------------------------------------------
                                                                 $   78,797,535
-------------------------------------------------------------------------------
Housewares -- 0.46%
-------------------------------------------------------------------------------
             Corning Consumer Products Company
$ 8,000,000  Term loan, maturing October 9, 2006                 $    8,000,000
             Pillowtex Corporation
 21,367,813  Term loan, maturing December 31, 2004                   21,367,813
-------------------------------------------------------------------------------
                                                                 $   29,367,813
-------------------------------------------------------------------------------
Insurance Brokers -- 0.13%
-------------------------------------------------------------------------------
             Acordia, Inc.
$ 8,192,126  Term loan, maturing September 30, 2004              $    8,192,126
-------------------------------------------------------------------------------
                                                                 $    8,192,126
-------------------------------------------------------------------------------
Leisure Time -- 3.15%
-------------------------------------------------------------------------------
             24 Hour Fitness, Inc.
$10,000,000  Term loan, maturing December 31, 2004               $   10,000,000
             Alliance Gaming Corporation
  2,962,620  Term loan, maturing January 31, 2005                     2,962,620
  8,798,755  Term loan, maturing January 31, 2005                     8,798,755
  4,749,305  Term loan, maturing July 31, 2005                        4,749,305
             AMF Bowling Worldwide, Inc.
 10,818,993  Term loan, maturing March 31, 2002                      10,818,993
  6,605,314  Term loan, maturing March 31, 2003                       6,605,314
  6,003,839  Term loan, maturing March 31, 2004                       6,003,839
             Amfac Resorts, Inc.
  4,950,000  Term loan, maturing September 30, 2003                   4,950,000
  4,950,000  Term loan, maturing September 30, 2004                   4,950,000
             ASC East, Inc.
  1,000,001  Term loan, maturing May 31, 2006                         1,000,001
             ASC West, Inc.
  2,499,999  Term loan, maturing May 31, 2006                         2,499,999
             Interval International Corp.
 11,847,969  Term loan, maturing December 16, 2005                   11,847,969
  9,318,125  Term loan, maturing December 15, 2006                    9,318,125
  2,529,844  Term loan, maturing December 16, 2006                    2,529,844
             KSL Recreation Group, Inc.
  7,545,366  Revolving loan, maturing April 30, 2005                  7,545,366
  6,958,558  Term loan, maturing April 30, 2005                       6,958,558
  6,958,558  Term loan, maturing April 30, 2006                       6,958,558
             Metro-Goldwyn-Mayer Studios Inc.
 25,000,000  Term loan, maturing March 31, 2004                      25,000,000
             Mikohn Gaming Corporation
 10,000,000  Term loan, maturing April 1, 2004                       10,000,000
             Panavision International, L.P.
 18,000,000  Term loan, maturing March 31, 2005                      18,000,000
             Premier Parks Inc.
 18,392,857  Term loan, maturing March 31, 2006                      18,392,857
             Six Flags Theme Parks Inc.
 22,761,353  Term loan, maturing November 30, 2004                   22,761,353
-------------------------------------------------------------------------------
                                                                 $  202,651,456
-------------------------------------------------------------------------------
Machinery - Diversified -- 0.30%
-------------------------------------------------------------------------------
             Numatics, Incorporated
$ 2,081,250  Term loan, maturing March 19, 2004                  $    2,081,250
  3,466,250  Term loan, maturing September 19, 2005                   3,466,250
             Thermadyne MFG LLC
  6,965,000  Term loan, maturing May 22, 2005                         6,965,000
  6,965,000  Term loan, maturing May 22, 2006                         6,965,000
-------------------------------------------------------------------------------
                                                                 $   19,477,500
-------------------------------------------------------------------------------
Manufacturing - Diversified -- 3.68%
-------------------------------------------------------------------------------
             Advanced Glassfiber Yarns LLC
$22,942,500  Term loan, maturing September 30, 2005              $   22,942,500
             AMSCAN Holdings, Inc.
  8,370,000  Term loan, maturing December 31, 2004                    8,370,000
             Arteva B.V. (Kosa)
 28,000,000  Term loan, maturing December 31, 2006                   28,000,000
             Desa International, Inc.
  7,312,500  Term loan, maturing November 30, 2004                    7,312,500
             E-P Acquisition, Inc
  5,700,000  Term loan, maturing August 31, 2005                      5,700,000
  8,538,600  Term loan, maturing August 31, 2006                      8,538,600
             Environmental Systems Products Hldgs., Inc.
    622,223  Revolving loan, maturing September 30, 2004                622,223
  3,888,889  Term loan, maturing September 30, 2004                   3,888,889
 18,000,000  Term loan, maturing September 30, 2005                  18,000,000
             Foamex L.P.
  5,425,764  Revolving loan, maturing June 30, 2003                   5,425,764
     92,593  Term loan, maturing June 30, 2003                           92,593
  6,317,993  Term loan, maturing June 30, 2005                        6,317,993
  5,729,089  Term loan, maturing June 30, 2006                        5,729,089
  6,947,500  Term loan, maturing December 31, 2006                    6,947,500
             Handy & Harman
  7,000,000  Term loan, maturing July 30, 2006                        7,000,000
             Impac Group, Inc.
 15,000,000  Term loan, maturing June 30, 2005                       15,000,000
             Insilco Corporation
  6,500,000  Term loan, maturing November 24, 2005                    6,500,000
             International Wire Group, Inc.
 27,262,461  Term loan, maturing September 30, 2002                  27,262,461
             Matthew Warren, Inc.
  7,713,768  Term loan, maturing May 31, 2005                         7,713,768
  2,849,422  Term loan, maturing May 31, 2006                         2,849,422
             Neenah Foundry Company
 19,442,171  Term loan, maturing September 30, 2005                  19,442,171
             Panolam Industries, Inc.
    724,501  Term loan, maturing November 1, 2002                       724,501
  4,521,474  Term loan, maturing November 1, 2004                     4,521,474
  2,577,180  Term loan, maturing November 1, 2005                     2,577,180
  1,900,008  Term loan, maturing May 1, 2006                          1,900,008
             Samsonite Corporation
  7,000,000  Term loan, maturing June 24, 2005                        7,000,000
             Tokheim Corporation
  6,000,000  Term loan, maturing September 30, 2004                   6,000,000
-------------------------------------------------------------------------------
                                                                 $  236,378,636
-------------------------------------------------------------------------------
Medical Products & Supplies -- 1.42%
-------------------------------------------------------------------------------
             Arterial Vascular Engineering, Inc.
$25,935,000  Term loan, maturing September 30, 2004              $   25,935,000
             Nutramax Products, Inc.
 12,368,973  Term loan, maturing September 19, 2005                  12,368,973
             Sterling Diagnostic Imaging, Inc.
 14,985,577  Term loan, maturing December 30, 2005                   14,985,577
             Stryker Corporation
 26,096,572  Term loan, maturing December 10, 2005                   26,096,572
 12,039,014  Term loan, maturing December 10, 2006                   12,039,014
-------------------------------------------------------------------------------
                                                                 $   91,425,136
-------------------------------------------------------------------------------
Metals - Misc. -- 0.43%
-------------------------------------------------------------------------------
             C II Carbon, LLC
$10,949,987  Term loan, maturing June 30, 2008                   $   10,949,987
             U.S. Silica Company
  3,000,000  Revolving loan, maturing June 30, 2004                   3,000,000
  2,000,000  Term loan, maturing June 30, 2004                        2,000,000
 12,000,000  Term loan, maturing June 30, 2006                       12,000,000
-------------------------------------------------------------------------------
                                                                 $   27,949,987
-------------------------------------------------------------------------------
Miscellaneous -- 1.59%
-------------------------------------------------------------------------------
             Coinmach Laundry Corporation
$32,615,513  Term loan, maturing June 30, 2005                   $   32,615,513
             Kindercare Learning Centers, Inc.
  8,386,332  Term loan, maturing February 13, 2006                    8,386,332
             La Petite Academy, Inc.
  4,968,750  Term loan, maturing May 11, 2005                         4,968,750
             Prime Succession, Inc.
 15,644,444  Term loan, maturing August 1, 2003                      15,644,444
             Rose Hills Company
  9,667,565  Term loan, maturing December 1, 2003                     9,667,565
             Smarte Carte Corporation
    451,613  Term loan, maturing December 31, 2001                      451,613
  2,828,571  Term loan, maturing June 30, 2003                        2,828,571
  4,320,000  Term loan, maturing June 30, 2004                        4,320,000
             Spalding Holdings Corp. (E&S)
  1,956,469  Revolving loan, maturing September 30, 2003              1,760,822
    456,376  Term loan, maturing September 30, 2003                     410,739
  3,655,538  Term loan, maturing September 30, 2004                   3,289,984
  3,655,538  Term loan, maturing September 30, 2005                   3,289,985
  2,104,604  Term loan, maturing March 30, 2006                       1,894,144
             Wesco International, Inc.
 12,693,889  Term loan, maturing June 5, 2006                        12,693,889
-------------------------------------------------------------------------------
                                                                 $  102,222,351
-------------------------------------------------------------------------------
Natural Gas/Distrib/Pipeline -- 0.23%
-------------------------------------------------------------------------------
             Kinder Morgan
$15,000,000  Term loan, maturing May 31, 2000                    $  15,000,000
-------------------------------------------------------------------------------
                                                                 $  15,000,000
-------------------------------------------------------------------------------
Office Equipment & Supplies -- 1.48%
-------------------------------------------------------------------------------
             CEX Holdings, Inc.
$14,925,000  Term loan, maturing April 25, 2005                  $   14,925,000
             Cullman Ventures, Inc.
 19,700,000  Term loan, maturing January 31, 2004                    19,700,000
             F.M.E. Corporation (Neopost)
 20,776,506  Term loan, maturing June 24, 2006                       20,776,506
             Identity Group, Inc.
  9,849,246  Term loan, maturing November 22, 2003                    9,849,246
             U.S. Office Products
 30,000,000  Term loan, maturing June 9, 2006                        30,000,000
-------------------------------------------------------------------------------
                                                                 $   95,250,752
-------------------------------------------------------------------------------
Paper & Forest Products -- 0.69%
-------------------------------------------------------------------------------
             Alabama River Newsprint
$21,947,818  Term loan, maturing December 31, 2002               $   20,321,902
             Bear Island Paper Company, LLC
 23,735,032  Term loan, maturing December 31, 2005                   23,735,032
-------------------------------------------------------------------------------
                                                                 $   44,056,934
-------------------------------------------------------------------------------
Property & Casualty Insurance -- 0.17%
-------------------------------------------------------------------------------
             TRG Holding Corporation
$10,875,000  Term loan, maturing January 7, 2003                 $   10,875,000
-------------------------------------------------------------------------------
                                                                 $   10,875,000
-------------------------------------------------------------------------------
Publishing -- 3.44%
-------------------------------------------------------------------------------
             Cygnus Publishing, Inc.
$13,331,250  Term loan, maturing June 5, 2005                    $   13,331,250
             Morris Communications Corporation
 19,800,000  Term loan, maturing June 30, 2005                       19,800,000
             Penton Media, Inc.
    150,000  Revolving loan, maturing May 31, 2005                      150,000
  4,375,000  Term loan, maturing May 31, 2005                         4,375,000
 10,500,000  Term loan, maturing May 31, 2006                        10,500,000
             Primedia Inc.
  9,610,000  Revolving loan, maturing June 30, 2004                   9,610,000
 31,500,000  Term loan, maturing June 30, 2004                       31,500,000
             R.H. Donnelley Inc.
  4,629,144  Term loan, maturing December 5, 2005                     4,629,144
  5,320,856  Term loan, maturing December 5, 2006                     5,320,856
             Rand McNally & Company
    997,500  Term loan, maturing April 30, 2005                         997,500
  4,488,750  Term loan, maturing April 30, 2006                       4,488,750
             Reiman Publications
  5,500,000  Term loan, maturing November 30, 2005                    5,500,000
             The Petersen Companies, Inc.
  8,188,125  Term loan, maturing March 31, 2007                       8,188,125
             The Sheridan Group, Inc.
  6,965,000  Term loan, maturing January 30, 2005                     6,965,000
             Von Hoffman Press, Inc.
  9,425,183  Term loan, maturing May 30, 2004                         9,425,183
 24,977,738  Term loan, maturing May 30, 2005                        24,977,738
             Yellow Book USA, L.P.
  4,900,000  Term loan, maturing September 30, 2005                   4,900,000
  3,692,308  Term loan, maturing December 31, 2005                    3,692,308
  2,307,692  Term loan, maturing December 31, 2006                    2,307,692
             Ziff-Davis Publishing Company
  5,328,947  Revolving loan, maturing March 31, 2005                  5,328,947
  7,105,263  Term loan, maturing March 31, 2005                       7,105,263
 38,000,000  Term loan, maturing March 31, 2006                      38,000,000
-------------------------------------------------------------------------------
                                                                 $  221,092,756
-------------------------------------------------------------------------------
Publishing - Newspapers -- 1.67%
-------------------------------------------------------------------------------
             21ST Century Newspapers, Inc.
$ 9,428,750  Term loan, maturing September 15, 2005              $    9,428,750
             American Media Operations Inc.
 15,000,000  Term loan, maturing March 31, 2004                      15,000,000
             Journal Register Company
 47,000,000  Term loan, maturing September 30, 2006                  47,000,000
             The McClatchy Company
 36,060,606  Term loan, maturing September 10, 2007                  36,060,606
-------------------------------------------------------------------------------
                                                                 $  107,489,356
-------------------------------------------------------------------------------
Railroads -- 0.13%
-------------------------------------------------------------------------------
             I & M Rail Link, LLC
$   804,000  Revolving loan, maturing March 31, 2004             $      804,000
  7,400,000  Term loan, maturing March 31, 2004                       7,400,000
-------------------------------------------------------------------------------
                                                                 $    8,204,000
-------------------------------------------------------------------------------
Restaurants -- 1.07%
-------------------------------------------------------------------------------
             AFC Enterprises Inc
$ 3,990,000  Term loan, maturing June 30, 2004                   $    3,990,000
             Applebee's International, Inc.
 16,880,000  Term loan, maturing March 31, 2006                      16,880,000
             Friendly Ice Cream Corporation
  1,285,714  Term loan, maturing November 15, 2004                    1,285,714
  6,428,571  Term loan, maturing November 15, 2005                    6,428,571
             Long John Silver's Restaurants Inc.
  6,435,637  Term loan, maturing June 30, 2002*                       5,792,074
             Shoney's Inc.
  4,095,940  Term loan, maturing April 30, 2002                       4,095,940
  8,603,438  Term loan, maturing April 30, 2003                       8,603,438
             Tricon Global Restaurants, Inc.
 21,492,082  Term loan, maturing October 2, 2002                     21,492,082
-------------------------------------------------------------------------------
                                                                 $   68,567,819
-------------------------------------------------------------------------------
Retail Stores - Drug Stores -- 0.18%
-------------------------------------------------------------------------------
             Duane Reade Inc.
$11,413,750  Term loan, maturing February 15, 2005               $   11,413,750
-------------------------------------------------------------------------------
                                                                 $   11,413,750
-------------------------------------------------------------------------------
Retail Stores - Food Chains -- 0.72%
-------------------------------------------------------------------------------
             Pathmark Stores, Inc.
$29,210,440  Term loan, maturing December 15, 2001               $   29,210,440
             Star Markets Company, Inc.
  8,292,429  Term loan, maturing December 31, 2001                    8,292,429
  8,967,402  Term loan, maturing December 31, 2002                    8,967,402
-------------------------------------------------------------------------------
                                                                 $   46,470,271
-------------------------------------------------------------------------------
Retail Stores - General Mdse -- 0.18%
-------------------------------------------------------------------------------
             Tuesday Morning Corporation
$11,621,262  Term loan, maturing December 31, 2004               $   11,621,262
-------------------------------------------------------------------------------
                                                                 $   11,621,262
-------------------------------------------------------------------------------
Retail Stores - Specialty -- 1.11%
-------------------------------------------------------------------------------
             Advanced Stores Company, Inc.
$30,942,500  Term loan, maturing April 15, 2006                  $   30,942,500
             Griffith Consumers Company
  9,360,255  Term loan, maturing December 31, 2002                    9,360,255
 12,971,734  Term loan, maturing December 31, 2003                   12,971,734
             Petro Shopping Centers, L.P.
  6,429,648  Term loan, maturing December 31, 2003                    6,429,648
             Travelcenters of America, Inc.
 11,981,073  Term loan, maturing March 27, 2005                      11,981,073
-------------------------------------------------------------------------------
                                                                 $   71,685,210
-------------------------------------------------------------------------------
Steel -- 1.73%
-------------------------------------------------------------------------------
             Adience, Inc.
$12,474,580  Term loan, maturing April 30, 2005                  $   12,474,580
 13,330,345  Term loan, maturing July 30, 2005                       13,330,345
             Ispat Inland, LP
 11,940,000  Term loan, maturing July 15, 2005                       11,940,000
 11,940,000  Term loan, maturing July 16, 2006                       11,940,000
             Refraco Inc.
 10,857,143  Term loan, maturing October 15, 2005                    10,857,143
             Ucar Global Enterprises, Inc.
 14,933,333  Term loan, maturing December 31, 2002                   14,933,333
 35,500,000  Term loan, maturing December 31, 2003                   35,500,000
-------------------------------------------------------------------------------
                                                                 $  110,975,401
-------------------------------------------------------------------------------
Telecommunications - Long Distance -- 3.65%
-------------------------------------------------------------------------------
             Access Communiations, Inc.
$ 9,711,800  Term loan, maturing December 31, 2004               $    9,711,800
             American Cellular Wireless LLC.
 23,000,000  Term loan, maturing June 25, 2007                       23,000,000
 23,000,000  Term loan, maturing December 25, 2007                   23,000,000
             CCPR Services, Inc.
 20,500,000  Term loan, maturing June 30, 2006                       20,500,000
             Cellular, Inc Financial Corporation
    468,000  Revolving loan, maturing September 30, 2005                468,000
  2,228,571  Term loan, maturing September 30, 2005                   2,228,571
  4,105,161  Term loan, maturing September 30, 2006                   4,105,161
  8,130,221  Term loan, maturing March 31, 2007                       8,130,221
 22,764,619  Term loan, maturing September 30, 2007                  22,764,619
             Davel Communications
  4,000,000  Term loan, maturing June 23, 2005                        4,000,000
             Microcell Connexions
 11,203,150  Term loan, maturing March 1, 2006                       11,203,150
             Nextel Communications, Inc.
 35,000,000  Term loan, maturing September 30, 2006                  35,000,000
             Western PCS Holding Corporation
 28,000,000  Term loan, maturing June 30, 2007                       28,000,000
             Western Wireless
 35,000,000  Term loan, maturing March 31, 2002                      35,000,000
  7,500,000  Term loan, maturing March 31, 2004                       7,500,000
-------------------------------------------------------------------------------
                                                                 $  234,611,522
-------------------------------------------------------------------------------
Telephone -- 0.44%
-------------------------------------------------------------------------------
             Mitel Corporation
$ 4,746,015  Term loan, maturing December 12, 2003               $    4,746,015
             MJD Communications
  6,611,111  Term loan, maturing March 31, 2006                       6,611,111
  5,457,450  Term loan, maturing March 31, 2007                       5,457,450
             NSC Communications Corporation
 11,297,059  Term loan, maturing October 1, 2003                     11,297,059
-------------------------------------------------------------------------------
                                                                 $   28,111,635
-------------------------------------------------------------------------------
Textile - Apparel Mfg. -- 2.38%
-------------------------------------------------------------------------------
             CAF Holdings, Inc.
$ 3,911,765  Term loan, maturing June 30, 2002                   $    3,911,765
             Cluett American Corp
  9,950,000  Term loan, maturing May 18, 2005                         9,950,000
             Collins & Aikman Products Co.
 18,000,000  Term loan, maturing June 30, 2005                       18,000,000
             Galey & Lord, Inc.
 13,992,958  Term loan, maturing April 2, 2005                       13,992,958
  9,929,024  Term loan, maturing April 1, 2006                        9,929,024
             GFSI, Inc.
 13,790,000  Term loan, maturing March 31, 2004                      13,790,000
             Globe Manufacturing Corp
 12,100,000  Term loan, maturing July 31, 2006                       12,100,000
             Joan Fabrics Corporation
  9,163,668  Term loan, maturing June 30, 2003                        9,163,668
 14,986,251  Term loan, maturing June 30, 2005                       14,986,251
  7,570,784  Term loan, maturing June 30, 2006                        7,570,784
             Renfro Corporation
  4,800,000  Term loan, maturing November 15, 2003                    4,800,000
             Tartan Textile Services, Inc.
  9,925,000  Term loan, maturing April 30, 2005                       9,925,000
             The William Carter Company
 13,195,546  Term loan, maturing October 31, 2003                    13,195,546
             Walls Industries, Inc.
  4,914,893  Term loan, maturing February 28, 2005                    4,914,893
  6,797,873  Term loan, maturing February 28, 2006                    6,797,873
-------------------------------------------------------------------------------
                                                                 $  153,027,762
-------------------------------------------------------------------------------
Toys -- 0.29%
-------------------------------------------------------------------------------
             Hedstrom Corporation
$ 6,266,577  Term loan, maturing June 30, 2003                   $    6,266,577
 12,084,435  Term loan, maturing June 30, 2005                       12,084,435
-------------------------------------------------------------------------------
                                                                 $   18,351,012
-------------------------------------------------------------------------------
Transportation - Misc. -- 1.67%
-----------------------------------------------------------------------
             American Commercial Lines
$10,550,035  Term loan, maturing July 30, 2006                   $  10,550,035
 20,379,121  Term loan, maturing June 30, 2007                       20,379,121
             Evergreen International Aviation, Inc.
 20,441,661  Term loan, maturing April 30, 2002                      20,441,661
  1,656,341  Term loan, maturing April 30, 2003                       1,656,341
             Gemini Leasing, Inc.
  7,500,000  Term loan, maturing December 31, 2002                    7,500,000
             MTL
 14,476,238  Term loan, maturing August 28, 2005                     14,476,238
 12,399,231  Term loan, maturing February 28, 2006                   12,399,231
             NA Acquisition Corporation
  7,425,000  Term loan, maturing March 30, 2006                       7,425,000
             Piedmont
  6,389,831  Term loan, maturing July 23, 2006                        6,389,831
  6,389,831  Term loan, maturing July 23, 2007                        6,389,831
-------------------------------------------------------------------------------
                                                                 $  107,607,289
-------------------------------------------------------------------------------
Total Senior, Secured, Floating-Rate Interests
  (identified cost, $5,995,042,535)                              $5,983,489,418
-------------------------------------------------------------------------------
Common Stocks and Warrants -- 0.09%

Shares/
Rights        Security                                           Value
-------------------------------------------------------------------------------
    806,708  AFC Enterprises Common Stock*                       $    6,050,310
        608  Classic Cable Common Stock Warrants*                             0
     34,364  PSI Acquisition Corporation Warrants*                            0
-------------------------------------------------------------------------------
Total Common Stocks and Warrants
  (identified cost, $0)                                          $    6,050,310
-------------------------------------------------------------------------------
Short-Term Investments -- 5.7%
Principal    Maturity
Amount       Date          Borrower                      Rate    Amount
-------------------------------------------------------------------------------
$62,859,000  01/04/99      Associates Corporation of
                                North America            5.25%   $   62,831,500
 75,000,000  01/07/99      Corporate Receivables         5.50%       74,931,250
 86,460,000  01/08/99  Ford Motor Credit                 5.53%       86,367,032
 95,000,000  01/04/99  GE Capital Corporation            5.50%       94,956,458
 45,000,000  01/08/99  Prudential Funding Corporation    5.80%       44,949,250
-------------------------------------------------------------------------------
Total Short-Term Investments,
  at amortized cost                                              $  364,035,490
-------------------------------------------------------------------------------
Total Investments -- 98.8%
  (identified cost, $6,357,118,455)                              $6,353,575,218
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                           $   76,758,464
-------------------------------------------------------------------------------
Total Net Assets -- 100%                                         $6,430,333,682
-------------------------------------------------------------------------------
 *  Non-income producing security.
(1) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1998
(EXPRESSED IN UNITED STATES DOLLARS)

Assets
-------------------------------------------------------------------------------

Investments, at value
  (identified cost, $6,357,118,455)                              $6,353,575,218
Cash                                                                 35,301,659
Receivable for investments sold                                       6,389,759
Interest receivable                                                  44,694,290
Miscellaneous receivable                                                101,715
Prepaid expenses                                                      1,132,167
Deferred organization expenses                                           25,408
-------------------------------------------------------------------------------
Total assets                                                     $6,441,220,216
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------
Deferred facility fee income                                      $  10,476,834
Payable to affiliate for Trustees' fees                                  21,900
Other accrued expenses                                                  387,800
-------------------------------------------------------------------------------
Total liabilities                                                 $  10,886,534
-------------------------------------------------------------------------------
Net assets applicable to investors' interest in portfolio        $6,430,333,682
-------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $6,433,876,919
Net unrealized depreciation (computed on the basis
   of identified cost)                                               (3,543,237)
-------------------------------------------------------------------------------
Total                                                            $6,430,333,682
-------------------------------------------------------------------------------

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
(EXPRESSED IN UNITED STATES DOLLARS)

Investment Income
------------------------------------------------------------------------------
Interest                                                          $404,432,157
Facility fees earned                                                 3,952,723
------------------------------------------------------------------------------
Total investment income                                           $408,384,880
------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------
Investment adviser fee                                            $ 44,484,347
Trustees fees and expenses                                              38,440
Custodian fee                                                        1,148,768
Legal and accounting services                                          694,234
Interest                                                               355,023
Amortization of organization expenses                                    6,205
Miscellaneous                                                          817,685
------------------------------------------------------------------------------
Total expenses                                                    $ 47,544,702
------------------------------------------------------------------------------
Net investment income                                             $360,840,178
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                 $    936,231
------------------------------------------------------------------------------
Net realized gain                                                 $    936,231
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                             $ (6,219,087)
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $ (6,219,087)
------------------------------------------------------------------------------
Net realized and unrealized loss                                  $ (5,282,856)
------------------------------------------------------------------------------
Net increase in net assets from operations                        $355,557,322
------------------------------------------------------------------------------

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
(EXPRESSED IN UNITED STATES DOLLARS)

INCREASE (DECREASE)                            YEAR ENDED               YEAR ENDED
IN NET ASSETS                                  DECEMBER 31, 1998        DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
From operations --
  Net investment income                       $   360,840,178            $  254,014,218
  Net realized gain (loss)                            936,231                (9,000,530)
  Net change in unrealized appreciation
    (depreciation)                                 (6,219,087)                8,549,067
-----------------------------------------------------------------------------------------
Net increase in net assets from operations    $   355,557,322            $  253,562,755
-----------------------------------------------------------------------------------------
Capital transactions --
  Contributions                               $ 3,159,636,461            $1,646,867,281
  Withdrawals                                  (1,119,932,026)             (875,432,567)
-----------------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                                $ 2,039,704,435            $  771,434,714
-----------------------------------------------------------------------------------------
Net increase in net assets                    $ 2,395,261,757            $1,024,997,469
-----------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------
At beginning of year                          $ 4,035,071,925            $3,010,074,456
-----------------------------------------------------------------------------------------
At end of year                                $ 6,430,333,682            $4,035,071,925
-----------------------------------------------------------------------------------------

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
(EXPRESSED IN UNITED STATES DOLLARS)
                                                            YEAR ENDED
INCREASE (DECREASE) IN CASH                                 DECEMBER 31, 1998
-----------------------------------------------------------------------------
Cash flows from (used for) operating activities --
  Purchases of loan interests                               $(2,335,082,968)
  Proceeds from sales and principal repayments                   (5,941,701)
  Interest received                                             385,524,441
  Facility fees received                                         10,058,902
  Interest paid                                                    (277,278)
  Operating expenses paid                                       (47,249,895)
  Net increase in short-term investments                       (104,839,519)
-----------------------------------------------------------------------------
Net cash used for operating activities                      $(2,097,808,018)
-----------------------------------------------------------------------------
Cash flows from (used for) financing activities --
  Proceeds from capital contributions                       $ 3,159,636,461
  Payments for capital withdrawals                           (1,119,932,026)
-----------------------------------------------------------------------------
Net cash provided from financing activities                 $ 2,039,704,435
-----------------------------------------------------------------------------
Net decrease in cash                                        $   (58,103,583)
-----------------------------------------------------------------------------
Cash at beginning of year                                   $    93,405,242
-----------------------------------------------------------------------------
Cash at end of year                                         $    35,301,659
-----------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH USED FOR
OPERATING ACTIVITIES
----------------------------------------------------------------------------
Net increase in net assets from operations                  $   355,557,322
Increase in receivable for investments sold                      (5,941,701)
Increase in interest receivable                                 (18,907,716)
Increase in prepaid expenses                                       (152,494)
Decrease in deferred organizational expense                           6,205
Increase in deferred facility fee income                          6,106,179
Increase in payable to affiliate                                     14,437
Increase in accrued expenses                                        143,176
Net increase in investments                                  (2,434,633,426)
-----------------------------------------------------------------------------
Net cash used for operating activities                      $(2,097,808,018)
-----------------------------------------------------------------------------

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

SUPPLEMENTARY DATA (EXPRESSED IN UNITED STATES DOLLARS)

                                                                          YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------------
                                             1998                     1997                   1996                1995(1)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                0.93%                    0.94%                  0.98%                1.01%(2)
Interest expense                                  0.01%                    0.02%                  0.04%                0.13%(2)
Net investment income                             7.12%                    7.12%                  7.17%                7.95%(2)
Portfolio turnover                                  56%                      81%                    75%                  39%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
omitted)                                    $6,430,334               $4,035,072             $3,010,074           $1,621,339
----------------------------------------------------------------------------------------------------------------------------------

(1)  For the period from the start of business, February 22, 1995, to December 31, 1995.
(2)  Annualized.

                       See notes to financial statements

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The Policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments in interests in loans (Loan Interests) are valued at fair value by the Portfolio's investment adviser, Boston Management and Research, under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Loan Interest, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Loan Interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Loan Interest including price quotations for and trading in the Loan Interest and interests in similar loans and the market environment and investor attitudes towards the Loan Interest and interests in similar loans; (v) the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Loan Interest. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Loan Interests is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment advisory fee is paid to Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 1998, the effective annual rate, based on average daily gross assets, was 0.88% and amounted to $44,484,347. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Loan Interests. The ability of the issuers of the Loan Interests to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Loan Interests for the year ended December 31, 1998 aggregated $4,976,032,496 and $2,639,835,870, respectively.

4 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  On March 13, 1998, the Portfolio entered a $400 million unsecured line of credit with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of approximately $257,753 which is computed at the annual rate of 0.08% of the credit agreement. There were no significant borrowings under this agreement during the year ended December
  31, 1998. As of December 31, 1998, the Portfolio had no borrowings outstanding.

5 Federal Income Tax Basis of Investment Securities
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $6,357,118,455
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                $    6,050,310
  Gross unrealized depreciation                                    (9,593,547)
  ---------------------------------------------------------------------------
  Net unrealized depreciation                                  $   (3,543,237)
  ---------------------------------------------------------------------------

SENIOR DEBT PORTFOLIO AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Investors
of Senior Debt Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the Portfolio) as of December 31, 1998, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the supplementary data for each of the years in the three-year period ended December 31, 1998 and for the period from the start of business, February 22, 1995, to December 31, 1995 (all expressed in U.S. Dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Loan Interests owned at December 31, 1998 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Senior Debt Portfolio as of December 31, 1998, and the results of its operations, its cash flows, the changes in net assets and its supplemental data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1A, the financial statements include Loan Interests and certain other securities held by the Portfolio valued at $5,989,539,728 (93.15% of net assets of the Portfolio), which values are fair values determined by the Portfolio's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Loan Interest or security can be established only by negotiations between the parties in a sale transaction. We have reviewed the procedures established by the Trustees and used by the Portfolio's investment adviser in determining the fair values of such Loan Interests and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

               DELOITTE & TOUCHE LLP
               Boston, Massachusetts
               February 12, 1999

                                  APPENDIX A

                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF S&P:

    AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

    CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

    D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

[logo]        Investing
EATON VANCE   for the
-----------   21st
              Century(R)

-------------------------------------------------------------------------------

EATON VANCE INSTITUTIONAL
SENIOR FLOATING-RATE FUND

STATEMENT OF ADDITIONAL INFORMATION
MAY 3, 1999

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INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
Boston Management and Research, 255 State Street, Boston, MA 02109

ADMINISTRATOR OF EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND Eaton Vance Management, 255 State Street, Boston, MA 02109

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 255 State Street, Boston, MA 02109
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                        ISFRSAI

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) FINANCIAL STATEMENTS:

         INCLUDED IN PART A:

             Not Applicable

         INCLUDED IN PART B:

              Financial Statements for EATON VANCE INSTITUTIONAL SENIOR
                FLOATING-RATE FUND:
                 Statement of Assets and Liabilities as of March 4, 1999 Independent Auditors' Report

             Financial Statements for SENIOR DEBT PORTFOLIO:
                 Portfolio of Investments as of December 31, 1998
                 Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the year ended December 31, 1998 Statements of Changes in Net Assets for each of the two years ended December 31, 1998
                 Statement of Cash Flows for the year ended December 31, 1998 Supplementary Data for each of the three years ended
                   December 31, 1998 and for the period from the start of business, February 22, 1995, to December 31, 1995
                 Notes to Financial Statements
                 Independent Auditors' Report

     (2) EXHIBITS:

          (a) Agreement and Declaration of Trust dated February 22, 1999 filed herewith.

          (b)   By-Laws filed herewith.

          (c)   Not applicable

          (d)   Not applicable

          (e)   Not applicable

          (f)   Not applicable

          (g)   Not applicable

          (h) (a) Distribution Agreement dated February 22, 1999 filed herewith.
                (b) Selling Group Agreement between Eaton Vance Distributors,
                    Inc. and Authorized Dealers filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019 and 811-1241) and incorporated herein by reference.
                (c) Schedule of Dealer Discounts and Sales Charges filed as
                    Exhibit (6)(c) to Post- Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019 and 811-1241) and incorporated herein by reference.

          (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

          (j)   (a) Custodian Agreement dated February 22, 1999 filed herewith.

                (b) Amendment to Master Custodian Agreement with Investors Bank
                    & Trust Company dated December 21, 1998 filed as Exhibit
                    (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) and incorporated herein by reference.

          (k) (a) Administration Agreement dated February 22, 1999 filed herewith.

                (b) Transfer Agency Agreement as of January 1, 1998 filed as
                    Exhibit (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172)
                    and incorporated herein by reference.

          (l) Opinion and Consent of Counsel dated March 5, 1999 filed herewith.

          (m)   Not applicable

          (n) (a) Consent of Independent Auditors for Eaton Vance Institutional Senior Floating- Rate Fund filed herewith.

                (b) Consent of Independent Auditors for Senior Debt Portfolio
                    filed herewith.

          (o)   Not applicable

          (p) Letter Agreement with Eaton Vance Management dated March 4, 1999 filed herewith.

          (q)   Not applicable

          (r) (a) Financial Data Schedule for Eaton Vance Institutional Senior Floating-Rate Fund filed herewith.
                (b) Financial Data Schedule for the fiscal year ended December
                    31, 1998 for Senior Debt Portfolio filed herewith.

          (s) Power of Attorney for Eaton Vance Institutional Senior Floating-Rate Fund dated February 22, 1999 filed herewith.

          (t) Power of Attorney for Senior Debt Portfolio dated February 22, 1999 filed herewith.

ITEM 25.  MARKETING ARRANGEMENTS
    Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
 The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant:

          Registration fees ...................................  $ 55,600
          National Association of Securities Dealers, Inc. Fees  $ 20,500
          Printing (other than stock certificates) ............  $ 12,500
          Engraving and printing stock certificates ...........  $  1,000
          Fees and expenses of qualification under
             state securities laws
            (excluding fees of counsel) .......................  $ 19,455
          Accounting fees and expenses ........................  $  5,000
          Legal fees and expenses .............................  $  2,000
                                                                 --------
             Total ............................................  $116,055
                                                                 ========

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
    None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                    (1)                                       (2)
               TITLE OF CLASS                       NUMBER OF RECORD HOLDERS
       Shares of beneficial interest                           1
                                                             as of
                                                         March 5, 1999

ITEM 29.  INDEMNIFICATION
    The Registrant's By-Laws filed herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

    Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
    Reference is made to: (i) the information set forth under the captions "Management of the Fund and the Portfolio" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Forms ADV of Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS
    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 32.  MANAGEMENT SERVICES
    None.

ITEM 33.  UNDERTAKINGS
    The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the continuous offering of the shares; and.

        (4) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 5th day of March, 1999.

                                        EATON VANCE INSTITUTIONAL SENIOR
                                          FLOATING-RATE FUND

                                        By /s/ JAMES B. HAWKES
                                               --------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE        TITLE                              DATE
            ---------        -----                              ----

                           Trustee, President and
/s/ JAMES B. HAWKES          Principal Executive Officer    March 5, 1999
------------------------
    JAMES B. HAWKES

                           Treasurer and Principal
                             Financial and Accounting
/s/ JAMES L. O'CONNOR        Officer                        March 5, 1999
------------------------
    JAMES L. O'CONNOR

    JESSICA M. BIBLIOWIC   Trustee                          March 5, 1999
------------------------
    JESSICA M. BIBLIOWIC

    DONALD R. DWIGHT*      Trustee                          March 5, 1999
------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III   Trustee                          March 5, 1999
------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*      Trustee                          March 5, 1999
------------------------
    NORTON H. REAMER

    LYNN A. STOUT*         Trustee                          March 5, 1999
------------------------
    LYNN A. STOUT

    JACK L. TREYNOR*       Trustee                          March 5, 1999
------------------------
    JACK L. TREYNOR

*By: /s/ ALAN R. DYNNER
------------------------
ALAN R. DYNNER
Attorney-in-fact

                                  SIGNATURES

    Senior Debt Portfolio has duly caused the Registration Statement on Form N-2 of Eaton Vance Institutional Senior Floating-Rate Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 5th day of March, 1999.

                                        SENIOR DEBT PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                               --------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE        TITLE                              DATE
            ---------        -----                              ----

                           Trustee, President and
/s/ JAMES B. HAWKES          Principal Executive Officer    March 5, 1999
------------------------
    JAMES B. HAWKES

                           Treasurer and Principal
                             Financial and Accounting
/s/ JAMES L. O'CONNOR        Officer                        March 5, 1999
------------------------
    JAMES L. O'CONNOR

    JESSICA M. BIBLIOWIC   Trustee                          March 5, 1999
------------------------
    JESSICA M. BIBLIOWIC

    DONALD R. DWIGHT*      Trustee                          March 5, 1999
------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III   Trustee                          March 5, 1999
------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*      Trustee                          March 5, 1999
------------------------
    NORTON H. REAMER

    LYNN A. STOUT*         Trustee                          March 5, 1999
------------------------
    LYNN A. STOUT

    JACK L. TREYNOR*       Trustee                          March 5, 1999
------------------------
    JACK L. TREYNOR

*By: /s/ ALAN R. DYNNER
------------------------
ALAN R. DYNNER
Attorney-in-fact

                                EXHIBIT INDEX

EXHIBITS  DESCRIPTION                                                   PAGE
--------  -----------                                                   ----

  (a)     Agreement and Declaration of Trust dated February 22, 1999
  (b)     By-Laws
  (h)(a)  Distribution Agreement dated February 22, 1999
  (j)(a)  Custodian Agreement dated February 22, 1999
  (k)(a)  Administration Agreement dated February 22, 1999
  (l)     Opinion and Consent of Counsel dated March 5, 1999
  (n)(a) Consent of Independent Auditors for Eaton Vance Institutional Senior Floating-Rate Fund
  (n)(b)  Consent of Independent Auditors for Senior Debt Portfolio
  (p)     Letter Agreement with Eaton Vance Management dated
            March 4, 1999
  (r)(a) Financial Data Schedule for Eaton Vance Institutional Senior Floating-Rate Fund
  (r)(b)  Financial Data Schedule for the fiscal year ended
            December 31, 1998 for Senior Debt Portfolio
  (s) Power of Attorney for Eaton Vance Institutional Senior Floating-Rate Fund dated February 22, 1999
  (t)     Power of Attorney for Senior Debt Portfolio dated
            February 22, 1999